Exhibit 99

                               [GRAPHIC OMITTED]
                                   C-BASS[SM]
                          CREDIT-BASED ASSET SERVICING
                             AND SECURITIZATION LLC

                  Banc of America Securities [GRAPHIC OMITTED]
--------------------------------------------------------------------------------

RMBS New Issue Term Sheet

$425,182,000 Offered Certificates (approximate)


C-BASS Mortgage Loan
Asset-Backed Certificates, Series 2004-CB5
Offered Certificates AV-1, AV-2, AV-3, M-1, M-2, M-3, B-1 & B-2

Asset Backed Funding Corporation
Depositor

Credit-Based Asset Servicing and Securitization LLC
Seller

Litton Loan Servicing LP
Servicer



July 26, 2004


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
C-BASS Mortgage Loan Asset-Backed Certificates,     [GRAPHIC OMITTED]
Series 2004-CB5                                     C-BASS[SM]
$425,182,000 (approximate)                          CREDIT-BASED ASSET SERVICING
                                                    AND SECURITIZATION LLC
--------------------------------------------------------------------------------



         C-BASS Mortgage Loan Asset-Backed Certificates, Series 2004-CB5
--------------------------------------------------------------------------------
                                Certificates (1)
--------------------------------------------------------------------------------

                                                                                   Expected Final
                                                                    Expected          Scheduled
                  Expected               Class /    Expected    Principal Window    Distribution
                Approximate    Interest Principal   WAL (yrs)        (mos)             Date(5)
    Class         Size(2)        Type     Type     (Call/Mat)      (Call/Mat)        (Call/Mat)

AV-1(3)(4)(7)    163,400,000   Floating  Sen/Seq   0.87 / 0.87     1-20/1-20       Mar-06 / Mar-06
AV-2(3)(4)(7)    163,500,000   Floating  Sen/Seq   2.84 / 2.84    20-67/20-67      Feb-10 / Feb-10
AV-3(3)(4)(7)     37,798,000   Floating  Sen/Seq   6.26 / 8.08    67-77/67-174     Dec-10 / Jan-19
  M-1(3)(4)       23,522,000   Floating    Mez     4.53 / 4.97    41-77/41-141     Dec-10 / Apr-16
  M-2(3)(4)       21,282,000   Floating    Mez     4.46 / 4.86    39-77/39-131     Dec-10 / Jun-15
  M-3(3)(4)        5,600,000   Floating    Mez     4.43 / 4.79    38-77/38-116     Dec-10 / Mar-14
  B-1(3)(4)        5,600,000   Floating    Sub     4.41 / 4.74    38-77/38-111     Dec-10 / Oct-13
  B-2(3)(4)        4,480,000   Floating    Sub     4.41 / 4.70    38-77/38-105     Dec-10 / Apr-13
B-3(3)(4) (6)      4,480,000   Floating    Sub                    Not Offered Hereby
B-4(3)(4)(6)       4,480,000   Floating    Sub                    Not Offered Hereby

                        Expected Ratings
                ---------------------------------
    Class
                Moody's    S&P     Fitch   DBRS(8)
AV-1(3)(4)(7)     Aaa      AAA      AAA      AAA
AV-2(3)(4)(7)     Aaa      AAA      AAA      AAA
AV-3(3)(4)(7)     Aaa      AAA      AAA      AAA
  M-1(3)(4)       Aa2       AA      AA       AA
  M-2(3)(4)        A2       A+      A+      A(h)
  M-3(3)(4)        A3       A        A        A
  B-1(3)(4)       Baa1      A-      A-      A(l)
  B-2(3)(4)       Baa2     BBB+    BBB+    BBB(h)
B-3(3)(4) (6)     Baa3     BBB      BBB      BBB
B-4(3)(4)(6)      Ba1      BBB-    BBB-    BBB(l)
--------------------------------------------------------------------------------

(1) The Offered Certificates will be priced to the Optional Termination Date. The Class AV-1, Class AV-2, Class AV-3, Class M-1, Class M-2, Class M-3, Class B-1, Class B-2, Class B-3 and Class B-4 Certificates will settle flat.
(2)   The Approximate Size is subject to a permitted variance of plus or minus
      5%.
(3) For the Senior Certificates, the certificate margins on the Class AV-1, Class AV-2 and Class AV-3 Certificates will equal 2 times their respective original margins on the first Distribution Date after the Optional Termination Date. Likewise, for the Mezzanine and Subordinate Certificates, the certificate margins on the Class M-1, Class M-2, Class M-3, Class B-1, Class B-2, Class B-3, and Class B-4 Certificates will equal 1.5 times their original certificate margins on the first Distribution Date after the Optional Termination Date.
(4)   The Certificates will be subject to the Pool Rate Cap as described herein.
(5) The Final Scheduled Distribution Date is calculated based on the Pricing Speed.
(6) The Class B-3 and Class B-4 Certificates will be offered pursuant to a private placement memorandum and they will be excluded from this term sheet.
(7) The Class AV-1, Class AV-2 and Class AV-3 Certificates will be sized based on investor demand and may be either combined or further divided.
(8) The symbols (h) and (l) represent DBRS's high and low subcategories, respectively.

--------------------------------------------------------------------------------
                                 Pricing Speed
--------------------------------------------------------------------------------

Fixed Mortgage Loans          The Pricing Speed for the fixed rate Mortgage
                              Loans is 23% HEP (assumes that prepayments start at 2.3% CPR in month 1, increase to 23% CPR by month 10, and remain constant at 23% CPR thereafter).

Adjustable                    Mortgage Loans The Pricing Speed for the
                              adjustable rate Mortgage Loans is 100% PPC
                              (assumes that prepayments start at 4% CPR in month
                              1, increase to 35% CPR by month 24, and remain
                              constant at 35% CPR thereafter).
--------------------------------------------------------------------------------

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
C-BASS Mortgage Loan Asset-Backed Certificates,     [GRAPHIC OMITTED]
Series 2004-CB5                                     C-BASS[SM]
$425,182,000 (approximate)                          CREDIT-BASED ASSET SERVICING
                                                    AND SECURITIZATION LLC
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                           Summary of Important Dates
--------------------------------------------------------------------------------

Deal Information                                                          Collateral Information
Expected Pricing                     Week of July 26th                    Cut-off Date                    07/01/2004
Expected Settlement                  08/12/2004                           Next Payment                    08/01/2004
First Distribution                   08/25/2004
Expected Stepdown                    08/25/2007

Bond Information

                                                                                          Expected                  REMIC
                                        Initial       Interest Accrual    Delay       Final Scheduled              Maturity
      Class        Dated Date           Accrual           Method           Days      Distribution Date             Date ***
                                         Days*                                         (Call/Mat) **
      AV-1         08/12/2004              0              Act/360            0        Mar-06 / Mar-06             08/25/2034
      AV-2         08/12/2004              0              Act/360            0        Feb-10 / Feb-10             08/25/2034
      AV-3         08/12/2004              0              Act/360            0        Dec-10 / Jan-19             08/25/2034
      M-1          08/12/2004              0              Act/360            0        Dec-10 / Apr-16             08/25/2034
      M-2          08/12/2004              0              Act/360            0        Dec-10 / Jun-15             08/25/2034
      M-3          08/12/2004              0              Act/360            0        Dec-10 / Mar-14             08/25/2034
      B-1          08/12/2004              0              Act/360            0        Dec-10 / Oct-13             08/25/2034
      B-2          08/12/2004              0              Act/360            0        Dec-10 / Apr-13             08/25/2034
      B-3                                                         Not Offered Hereby
      B-4                                                         Not Offered Hereby

--------------------------------------------------------------------------------
* See footnote (1) on page 2.
** The Expected Final Scheduled Distribution Date is calculated based on the Pricing Speed.
*** The REMIC Maturity Date is the Distribution Date following the scheduled maturity date for the Mortgage Loan with the latest possible maturity date.


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
C-BASS Mortgage Loan Asset-Backed Certificates,     [GRAPHIC OMITTED]
Series 2004-CB5                                     C-BASS[SM]
$425,182,000 (approximate)                          CREDIT-BASED ASSET SERVICING
                                                    AND SECURITIZATION LLC
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                    Contacts
--------------------------------------------------------------------------------

Banc of America Securities LLC

Mortgage
Trading/Syndicate                       Fax: (704) 335-5904
---------------------
Rob Karr                (212) 847-5095  robert.h.karr@bankofamerica.com
Pat Beranek             (212) 847-5095  patrick.beranek@bankofamerica.com
Chris Springer          (704) 388-1597  chris.springer@bankofamerica.com

Global ABS Group
----------------                        Fax: (704) 388-9668
Daniel Stercay          (704) 388-8686  daniel.j.stercay@bankofamerica.com
Vikas Garg              (704) 388-3681  vikas.garg@bankofamerica.com
Juanita Deane-Warner    (704) 683-5445  juanita.l.deane-warner@bankofamerica.com
Jorge Panduro           (704) 386-0902  jorge.a.panduro@bankofamerica.com

Rating Agencies
---------------
Phoebe Yu - Moody's     (212) 553-3712  phoebe.yu@moodys.com
Cooper Kramer - Fitch   (212) 908-0670  cooper.kramer@fitchratings.com
Scott Mason - S&P       (212) 438-2539  scott_mason@sandp.com
Quincy Tang - DBRS      (212) 635-3410  qtang@dbrs.com
--------------------------------------------------------------------------------




Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
C-BASS Mortgage Loan Asset-Backed Certificates,     [GRAPHIC OMITTED]
Series 2004-CB5                                     C-BASS[SM]
$425,182,000 (approximate)                          CREDIT-BASED ASSET SERVICING
                                                    AND SECURITIZATION LLC
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                SUMMARY OF TERMS
--------------------------------------------------------------------------------

Title of Securities:                C-BASS Mortgage Loan Asset-Backed
                                    Certificates, Series 2004-CB5

Offered Certificates: The Class AV-1, Class AV-2 and Class AV-3 Certificates; the Class M-1, Class M-2, Class M-3 Certificates and the Class B-1, and Class B-2 Certificates.

Non-Offered Certificates:           The Class B-3 and Class B-4 Certificates.

Senior Certificates:                The Class AV-1, Class AV-2 and Class AV-3
                                    Certificates (collectively, the "Senior
                                    Certificates") are referred to herein as the Class A Certificates.

Mezzanine Certificates:             The Class M-1, Class M-2 and Class M-3
                                    Certificates

Subordinate Certificates:           The Class B-1, Class B-2, Class B-3 and
                                    Class B-4 Certificates

Servicer:                           Litton Loan Servicing LP, a subsidiary of
                                    the Seller.

Seller:                             Credit-Based Asset Servicing and
                                    Securitization LLC ("C-BASS")

Depositor:                          Asset Backed Funding Corporation

Trustee:                            J.P. Morgan Chase
Custodian:                          The Bank of New York

Rating Agencies:                    Moody's Investors Service ("Moody's"),
                                    Standard & Poor's ("S&P"), Fitch Ratings
                                    ("Fitch"), Dominion Bond Rating Service, Inc
                                    ("DBRS")

Lead Underwriter:                   Banc of America Securities LLC

Co-Manager:                         WaMu Capital Corp.
Settlement Date:                    On or about August 12, 2004.
Distribution Dates:                 25th of each month, or if such day is not a
                                    business day, the next succeeding business day, beginning on August 25, 2004.

Cut-off Date:                       The close of business on July 1, 2004.
--------------------------------------------------------------------------------

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
C-BASS Mortgage Loan Asset-Backed Certificates,     [GRAPHIC OMITTED]
Series 2004-CB5                                     C-BASS[SM]
$425,182,000 (approximate)                          CREDIT-BASED ASSET SERVICING
                                                    AND SECURITIZATION LLC
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                SUMMARY OF TERMS
--------------------------------------------------------------------------------

Payment Delay:                             0 days.

Day Count:                                 Actual/360.

Servicing Fee:                             0.50% per annum.

Trustee Fee:                               0.0075% per annum.

Optional Termination Date:                 The first Distribution Date on which
                                           the aggregate principal balance of
                                           the Mortgage Loans declines to 10% or
                                           less of the aggregate initial
                                           principal balance of the Mortgage
                                           Loans.

Denomination:                              $25,000 and multiples of $1 in excess
                                           thereof.

ERISA Eligibility:                         The Senior Certificates may be ERISA
                                           eligible.

SMMEA Eligibility:                         The Offered Certificates will not be
                                           SMMEA eligible.

Tax Status:                                The Offered Certificates will be
                                           designated as regular interests in
                                           one or more REMICs and, as such, will
                                           be treated as debt instruments of a
                                           REMIC for federal income tax
                                           purposes.



Monthly Servicer Advances:                 Actuarial Loans
                                           ---------------
                                           The Servicer is required to advance
                                           at least one business day prior to
                                           each Distribution Date scheduled
                                           principal and interest payments (net
                                           of the Servicing Fee) that were due
                                           during the related collection period
                                           that are not received by related
                                           determination date until such loan
                                           becomes REO, in which case the
                                           Servicer will advance interest only
                                           or until it deems such advance to be
                                           non-recoverable. The Servicer will
                                           make only limited advances with
                                           respect to the unpaid principal
                                           balance remaining at maturity of a
                                           balloon loan and will only advance
                                           interest with respect to second lien
                                           mortgage loans. The Servicer is not
                                           obligated to make such advance with
                                           respect to a reduction in the monthly
                                           payment due to bankruptcy proceedings
                                           or the application of the
                                           Servicemembers Civil Relief Act (the
                                           "Relief Act") or any similar state
                                           laws.
                                           Simple Interest Loans
                                           ---------------------
                                           The Servicer is not required to
                                           advance principal or interest with
                                           respect to any Simple Interest
                                           Mortgage Loan.
--------------------------------------------------------------------------------

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
C-BASS Mortgage Loan Asset-Backed Certificates,     [GRAPHIC OMITTED]
Series 2004-CB5                                     C-BASS[SM]
$425,182,000 (approximate)                          CREDIT-BASED ASSET SERVICING
                                                    AND SECURITIZATION LLC
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                SUMMARY OF TERMS
--------------------------------------------------------------------------------

Mortgage Loans:                            As of the Cut-off Date, the Mortgage
                                           Loans consist of 2,956 fixed and
                                           adjustable rate, closed-end Mortgage
                                           Loans, secured by 1st and 2nd lien,
                                           level pay, interest only and balloon
                                           mortgages on primarily 1-4 family
                                           properties with an aggregate
                                           principal balance of $448,031,924.12.
                                           Please see "Collateral Description"
                                           for additional information.

Realized Losses:                           Losses resulting from the liquidation
                                           of defaulted mortgage loans will
                                           first reduce the level of excess
                                           interest and overcollateralization,
                                           if any, for the Offered Certificates
                                           and Non-Offered Certificates. If
                                           there is no excess interest or
                                           overcollateralization, such losses
                                           will be allocated to the Class B-4,
                                           the Class B-3, the Class B-2, the
                                           Class B-1, the Class M-3, the Class
                                           M-2 and then the Class M-1
                                           Certificates, in that order. Realized
                                           Losses will not be allocated to the
                                           Senior Certificates

Special Hazard Losses:                     Special Hazard Losses are generally
                                           Realized Losses that result from
                                           direct physical damage to mortgaged
                                           properties caused by natural
                                           disasters and other hazards (i) which
                                           are not covered by hazard insurance
                                           policies (such as earthquakes) and
                                           (ii) for which claims have been
                                           submitted and rejected by the related
                                           hazard insurer and any shortfall in
                                           insurance proceeds for partial damage
                                           due to the application of the
                                           co-insurance clauses contained in
                                           hazard insurance policies. Special
                                           Hazard Losses will be allocated as
                                           described above, except that if the
                                           aggregate amount of such losses, as
                                           of any date of determination, exceeds
                                           the greatest of (i) 1.00% of the
                                           aggregate principal balance of the
                                           Mortgage Loans as of the Cut-off
                                           Date, (ii) two times the principal
                                           balance of the largest Mortgage Loan
                                           as of the date of determination and
                                           (iii) the aggregate principal balance
                                           of the Mortgage Loans in the largest
                                           zip-code concentration in the State
                                           of California as of the date of
                                           determination, such losses will be
                                           allocated among all the outstanding
                                           classes of Mezzanine and Subordinate
                                           Certificates, pro rata, based on
                                           their respective Certificate
                                           Principal Balances.
--------------------------------------------------------------------------------

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
C-BASS Mortgage Loan Asset-Backed Certificates,     [GRAPHIC OMITTED]
Series 2004-CB5                                     C-BASS[SM]
$425,182,000 (approximate)                          CREDIT-BASED ASSET SERVICING
                                                    AND SECURITIZATION LLC
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               CREDIT ENHANCEMENT
--------------------------------------------------------------------------------

Credit Enhancement:                        Credit enhancement for the structure
                                           is provided by Excess Interest,
                                           Overcollateralization and
                                           subordination.

                                           Certificate Credit Enhancement
                                           ------------------------------

                                           (1)  The Class A Certificates are
                                                enhanced by Excess Interest,
                                                approximately 15.50% in
                                                subordinate certificates, and
                                                the Overcollateralization
                                                Amount.
                                           (2)  The Class M-1 Certificates are
                                                enhanced by Excess Interest,
                                                approximately 10.25% in
                                                subordinate certificates, and
                                                the Overcollateralization
                                                Amount.
                                           (3)  The Class M-2 Certificates are
                                                enhanced by Excess Interest,
                                                approximately 5.50% in
                                                subordinate certificates and the
                                                Overcollateralization Amount.
                                           (4)  The Class M-3 Certificates are
                                                enhanced by Excess Interest,
                                                approximately 4.25% in
                                                subordinate certificates and the
                                                Overcollateralization Amount.
                                           (5)  The Class B-1 Certificates are
                                                enhanced by Excess Interest,
                                                approximately 3.00% in
                                                subordinate certificates and the
                                                Overcollateralization Amount.
                                           (6)  The Class B-2 Certificates are
                                                enhanced by Excess Interest,
                                                approximately 2.00% in
                                                subordinate certificates and the
                                                Overcollateralization Amount.
                                           (7)  The Class B-3 Certificates are
                                                enhanced by Excess Interest,
                                                approximately 1.00% in
                                                subordinate certificates and the
                                                Overcollateralization Amount.
                                           (8)  The Class B-4 Certificates are
                                                enhanced by Excess Interest and
                                                the Overcollateralization
                                                Amount.

Expected Target                            Prior to the Stepdown Date, 3.10% of
Overcollateralization  Amount:             the aggregate initial principal
                                           balance of the Mortgage Loans. On and
                                           after the Stepdown Date, if a Trigger
                                           Event is not in effect, the lesser of
                                           (i) 3.10% of the aggregate initial
                                           principal balance of the Mortgage
                                           Loans and (ii) the greater of (A)
                                           6.20% of the aggregate current
                                           principal balance of the Mortgage
                                           Loans and (B) 0.50% of the aggregate
                                           initial principal balance of the
                                           Mortgage Loans. If a Trigger Event is
                                           in effect, the Target
                                           Overcollateralization Amount will be
                                           the Target Overcollateralization
                                           Amount from the previous period.

Overcollateralization Floor:               For any Distribution Date, the
                                           Overcollateralization Floor (the "OC
                                           Floor") will equal 0.50% of the
                                           aggregate initial principal balance
                                           of the Mortgage Loans.

Overcollateralization Amount:              On any Distribution Date, the excess,
                                           if any, of (x) the aggregate
                                           principal balance of the Mortgage
                                           Loans as of the last day of the
                                           related Collection Period over (y)
                                           the aggregate Certificate Principal
                                           Balance of all classes of
                                           Certificates (after taking into
                                           account all distributions of
                                           principal on such Distribution Date).
--------------------------------------------------------------------------------

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
C-BASS Mortgage Loan Asset-Backed Certificates,     [GRAPHIC OMITTED]
Series 2004-CB5                                     C-BASS[SM]
$425,182,000 (approximate)                          CREDIT-BASED ASSET SERVICING
                                                    AND SECURITIZATION LLC
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               CREDIT ENHANCEMENT
--------------------------------------------------------------------------------

Overcollateralization Release              On any Distribution Date, on or after
Amount:                                    the Stepdown Date on which a Trigger
                                           Event is not in effect, the lesser of
                                           (x) the Principal Remittance Amount
                                           for such Distribution Date and (y)
                                           the excess, if any, of (i) the
                                           Overcollateralization Amount for such
                                           Distribution Date, assuming that 100%
                                           of the Principal Remittance Amount is
                                           applied as a principal payment on the
                                           Certificates on such Distribution
                                           Date, over (ii) the Target
                                           Overcollateralization Amount for such
                                           Distribution Date. With respect to
                                           any Distribution Date on which a
                                           Trigger Event is in effect, the
                                           Overcollateralization Release Amount
                                           will be zero.

Senior Enhancement                         On any Distribution Date, is the
Percentage:                                percentage obtained by dividing (x)
                                           the sum of (i) the aggregate
                                           certificate principal balance of the
                                           Mezzanine and Subordinate
                                           Certificates and (ii) the
                                           Overcollateralization Amount, in each
                                           case before taking into account
                                           principal distributions on such
                                           Distribution Date by (y) the
                                           aggregate principal balance of the
                                           Mortgage Loans as of the last day of
                                           the related collection period.

Stepdown Date:                             The later to occur of (x) the earlier
                                           to occur of (a) the Distribution Date
                                           in August 2007 and (b) the
                                           Distribution Date on which the
                                           aggregate certificate principal
                                           balance of the Class A Certificates
                                           is reduced to zero, and (y) the first
                                           Distribution Date on which the Senior
                                           Enhancement Percentage is greater
                                           than or equal to 37.20%.



Expected Credit Support
Percentage:

                                                      Initial         After
                                                       Credit       Stepdown
                                           Class      Support        Support
                                           -----    -----------    -----------
                                             A         18.60%        37.20%
                                            M-1        13.35%        26.70%
                                            M-2        8.60%         17.20%
                                            M-3        7.35%         14.70%
                                            B-1        6.10%         12.20%
                                            B-2        5.10%         10.20%
                                            B-3        4.10%         8.20%
                                            B-4        3.10%         6.20%
--------------------------------------------------------------------------------

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
C-BASS Mortgage Loan Asset-Backed Certificates,     [GRAPHIC OMITTED]
Series 2004-CB5                                     C-BASS[SM]
$425,182,000 (approximate)                          CREDIT-BASED ASSET SERVICING
                                                    AND SECURITIZATION LLC
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               CREDIT ENHANCEMENT
--------------------------------------------------------------------------------

Trigger Event:                             Is in effect on a Distribution Date
                                           if any one of the following
                                           conditions exist as of the last day
                                           of the related collection period:

                                           i.     The "Rolling Six Month 60+
                                                  Delinquency Percentage" equals
                                                  or exceeds 43% of the Senior
                                                  Enhancement Percentage; or

                                           ii.    The aggregate amount of
                                                  realized losses incurred since
                                                  the Cut-off Date through the
                                                  last day of such related
                                                  collection period divided by
                                                  the initial aggregate
                                                  principal balance of the
                                                  Mortgage Loans exceeds the
                                                  applicable percentages set
                                                  forth below with respect to
                                                  such Distribution Date:

                                                     Distribution Dates                   Cumulative Realized Loss Percentage
                                                     ------------------                   -----------------------------------
                                                  August 2007 - July 2008                                4.00%
                                                  August 2008 - July 2009                                6.00%
                                                  August 2009 - July 2010                                7.75%
                                                  August 2010 - July 2011                                8.25%
                                                 August 2011 and thereafter                              8.50%

60+ Day Delinquent Loan:                   Each Mortgage Loan with respect to
                                           which any portion of a monthly
                                           payment is, as of the last day of the
                                           prior collection period, two months
                                           or more past due, each Mortgage Loan
                                           in foreclosure, all REO Property and
                                           each Mortgage Loan for which the
                                           Mortgagor has filed for bankruptcy
                                           after the Settlement Date.

Rolling Six Month 60+ Day                  With respect to any Distribution
Delinquent Percentage:                     Date, the average of the percentage
                                           equivalents of the fractions
                                           determined for each of the six
                                           immediately preceding collection
                                           periods, the numerator of each of
                                           which is equal to the aggregate
                                           Principal Balance of Mortgage Loans
                                           that are 60+ Day Delinquent Loans as
                                           of the end of the day immediately
                                           preceding the end of each such
                                           collection period, and the
                                           denominator of which is the aggregate
                                           Mortgage Loan balance as of the end
                                           of the related collection period.
--------------------------------------------------------------------------------

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
C-BASS Mortgage Loan Asset-Backed Certificates,     [GRAPHIC OMITTED]
Series 2004-CB5                                     C-BASS[SM]
$425,182,000 (approximate)                          CREDIT-BASED ASSET SERVICING
                                                    AND SECURITIZATION LLC
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               PASS-THROUGH RATES
--------------------------------------------------------------------------------

Pass-Through Rate:                         On each Distribution Date prior to
                                           and including the Optional
                                           Termination Date, the Pass-Through
                                           Rate for the Offered Certificates and
                                           Non-Offered Certificates is as
                                           follows:

                                           The Pass-Through Rate for a Class of
                                           Certificates for any Distribution
                                           Date will be the lesser of:

                                           (i)  the sum of (a) one-month LIBOR
                                                as determined for the related
                                                period and (b) the related
                                                certificate margin for the
                                                applicable class, and

                                           (ii) the Pool Rate Cap for such
                                                Distribution Date.

                                           On each Distribution Date after the
                                           Optional Termination Date, the
                                           certificate margins for the Senior
                                           Certificates will be equal to 2 times
                                           their respective initial margins and
                                           for the Mezzanine and Subordinate
                                           Certificates, the related certificate
                                           margins will be 1.5 times their
                                           respective initial margins.

Interest Accrual:                          Interest will accrue on the Offered
                                           Certificates and Non-Offered
                                           Certificates at the applicable
                                           Pass-Through Rate. Interest on the
                                           Class AV-1, Class AV-2, Class AV-3,
                                           Class M-1, Class M-2, Class M-3,
                                           Class B-1, Class B-2, Class B-3 and
                                           Class B-4 Certificates will accrue
                                           initially from the Settlement Date to
                                           (but excluding) the first
                                           Distribution Date, and thereafter,
                                           from the prior Distribution Date to
                                           (but excluding) the current
                                           Distribution Date on an Actual/360
                                           basis.

Pool Rate Cap:                             The Pool Rate Cap for any
                                           Distribution Date will be a per annum
                                           rate equal to the weighted average of
                                           the Mortgage Interest Rates (net of
                                           the Servicing Fees and Trustee Fees),
                                           weighted on the basis of the
                                           aggregate principal balance of the
                                           Mortgage Loans as of the first day of
                                           the related collection period,
                                           expressed on the basis of an assumed
                                           360-day year and the actual number of
                                           days elapsed during the related
                                           accrual period.
--------------------------------------------------------------------------------

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
C-BASS Mortgage Loan Asset-Backed Certificates,     [GRAPHIC OMITTED]
Series 2004-CB5                                     C-BASS[SM]
$425,182,000 (approximate)                          CREDIT-BASED ASSET SERVICING
                                                    AND SECURITIZATION LLC
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               PASS-THROUGH RATES
--------------------------------------------------------------------------------

Interest Carry Forward                     As of any Distribution Date, the sum
Amount:                                    of: (x) the excess, if any, of the
                                           accrued certificate interest and any
                                           Interest Carry Forward Amount for the
                                           prior Distribution Date, over the
                                           amount in respect of interest
                                           actually distributed on each class on
                                           such prior Distribution Date; and (y)
                                           interest on such excess at the
                                           applicable Pass-Through Rate on the
                                           basis of the related accrual method.

LIBOR Carryover Amount:                    If on any Distribution Date, the
                                           Pass-Through Rate for a Class of
                                           Certificates is based on the Pool
                                           Rate Cap, the excess of (i) the
                                           amount of interest such class of
                                           certificates would have been entitled
                                           to receive on such Distribution Date
                                           based on its Pass-Through Rate, over
                                           (ii) the amount of interest such
                                           class of certificates received on
                                           such Distribution Date based on the
                                           Pool Rate Cap, together with the
                                           unpaid portion of any such excess
                                           from prior Distribution Dates (and
                                           interest accrued thereon at the then
                                           applicable Pass-Through Rate on such
                                           class).

Monthly Excess Interest                    The sum of excess interest
Amount:                                    collections for a collection period
                                           which, in the absence of losses, are
                                           not used to pay current interest on
                                           the Offered Certificates and
                                           Non-Offered Certificates interest on
                                           the overcollateralization amount.

Yield Maintenance                          On the Settlement Date, the Trust
Agreement:                                 will enter into a Yield Maintenance
                                           Agreement to make payments in respect
                                           of any LIBOR Carryover Amount on the
                                           Offered Certificates, to the extent
                                           necessary on the Distribution Dates
                                           occurring from September 2004 to
                                           August 2006. On each Distribution
                                           Date, the counterparty to the Yield
                                           Maintenance Agreement will be
                                           obligated to make a payment to the
                                           trust equal to the product of (a) the
                                           excess, if any, of (i) One Month
                                           LIBOR, subject to a maximum rate
                                           specified on the Yield Maintenance
                                           Agreement Schedule over (ii) the
                                           strike price for such Distribution
                                           Date specified on the Yield
                                           Maintenance Agreement Schedule,
                                           accrued during the interest accrual
                                           period for the Offered Certificates
                                           and (b) the notional balance for such
                                           Distribution Date specified on the
                                           Yield Maintenance Agreement Schedule
                                           and (c) the actual number of days in
                                           the related interest accrual period
                                           divided by 360.
--------------------------------------------------------------------------------

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
C-BASS Mortgage Loan Asset-Backed Certificates,     [GRAPHIC OMITTED]
Series 2004-CB5                                     C-BASS[SM]
$425,182,000 (approximate)                          CREDIT-BASED ASSET SERVICING
                                                    AND SECURITIZATION LLC
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             INTEREST DISTRIBUTIONS
--------------------------------------------------------------------------------
Priority of Distributions -                Distributions of interest to the
Interest:                                  Offered Certificates will be made
                                           from the interest remittance amount
                                           from the Mortgage Loans as follows:

                                           (i)     to the Trustee, the Trustee
                                                   Fee;

                                           (ii)    pro rata, to the Class AV-1,
                                                   the Class AV-2 and the Class
                                                   AV-3 Certificates, the
                                                   applicable accrued
                                                   certificate interest for such
                                                   Distribution Date;

                                           (iii)   pro rata, to the Class AV-1,
                                                   the Class AV-2 and the Class
                                                   AV-3 Certificates, the
                                                   applicable Interest Carry
                                                   Forward Amount for such
                                                   Distribution Date;

                                           (iv)    to the Class M-1
                                                   Certificates, the accrued
                                                   certificate interest thereon
                                                   for such Distribution Date;

                                           (v)     to the Class M-2
                                                   Certificates, the accrued
                                                   certificate interest thereon
                                                   for such Distribution Date;

                                           (vi)    to the Class M-3
                                                   Certificates, the accrued
                                                   certificate interest thereon
                                                   for such Distribution Date;

                                           (vii)   to the Class B-1
                                                   Certificates, the accrued
                                                   certificate interest thereon
                                                   for such Distribution Date;

                                           (viii)  to the Class B-2
                                                   Certificates, the accrued
                                                   certificate interest thereon
                                                   for such Distribution Date;

                                           (ix)    to the Class B-3
                                                   Certificates, the accrued
                                                   certificate interest thereon
                                                   for such Distribution Date;

                                           (x)     to the Class B-4
                                                   Certificates, the accrued
                                                   certificate interest thereon
                                                   for such Distribution Date;
                                                   and

                                           (xi)    the amount, if any, remaining
                                                   will be distributed as the
                                                   Monthly Excess Cashflow.

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
C-BASS Mortgage Loan Asset-Backed Certificates,     [GRAPHIC OMITTED]
Series 2004-CB5                                     C-BASS[SM]
$425,182,000 (approximate)                          CREDIT-BASED ASSET SERVICING
                                                    AND SECURITIZATION LLC
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             PRINCIPAL DISTRIBUTIONS
--------------------------------------------------------------------------------

Principal Remittance Amount:               With respect to any Distribution
                                           Date, to the extent of funds
                                           available, the amount equal to the
                                           sum, less certain amounts available
                                           for reimbursement of Advances and
                                           Servicing Advances and certain other
                                           reimbursable expenses of the
                                           following amounts, without
                                           duplication, with respect to the
                                           related Mortgage Loans and the
                                           immediately preceding Collection
                                           Period: of (i) each payment of
                                           principal on a Mortgage Loan due
                                           during such Collection Period and
                                           received by the servicer on or prior
                                           to the related Determination Date,
                                           including any Advances with respect
                                           thereto, (ii) all full and partial
                                           principal prepayments received by the
                                           servicer during the related
                                           Prepayment Period, (iii) the
                                           insurance proceeds and liquidation
                                           proceeds (net of certain expenses)
                                           allocable to principal actually
                                           collected by the servicer during the
                                           related Prepayment Period, (iv) the
                                           portion of the purchase price paid in
                                           connection with the repurchase of a
                                           Mortgage Loan allocable to principal
                                           of all repurchased Mortgage Loans
                                           with respect to such Prepayment
                                           Period, (v) any Substitution
                                           Adjustments received during the
                                           related Prepayment Period, and (vi)
                                           on the Distribution Date on which the
                                           trust is to be terminated in
                                           accordance with the pooling and
                                           servicing agreement, that portion of
                                           the termination price in respect of
                                           principal.


Principal Distribution Amount:             The sum of (i) the Principal
                                           Remittance Amount, less the
                                           Overcollateralization Release Amount,
                                           if any, and (ii) the lesser of (a)
                                           the Monthly Excess Interest Amount
                                           for such Distribution Date and (b)
                                           the amount, if any, by which the
                                           Target Overcollateralization Amount
                                           exceeds the Overcollateralization
                                           Amount for such Distribution Date.

Senior Principal Distribution              As of any Distribution Date prior to
Amount:                                    the Stepdown Date and on any
                                           Distribution Date thereafter on which
                                           the Trigger Event is in effect, the
                                           related Senior Principal Distribution
                                           Amount will equal 100% of the
                                           Principal Distribution Amount.

                                           As of any Distribution Date on or
                                           after the Stepdown Date and as long
                                           as a Trigger Event is not in effect,
                                           the excess of (x) the aggregate
                                           outstanding certificate principal
                                           balance of the Senior Certificates
                                           immediately prior to such
                                           Distribution Date over (y) the lesser
                                           of (A) the product of (i)
                                           approximately 62.80% and (ii) the
                                           aggregate principal of the Mortgage
                                           Loans as of the last day of the
                                           related Collection Period and (B) the
                                           excess of the aggregate principal
                                           balance of the Mortgage Loans as of
                                           the last day of the related
                                           Collection Period minus the OC Floor.
--------------------------------------------------------------------------------

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
C-BASS Mortgage Loan Asset-Backed Certificates,     [GRAPHIC OMITTED]
Series 2004-CB5                                     C-BASS[SM]
$425,182,000 (approximate)                          CREDIT-BASED ASSET SERVICING
                                                    AND SECURITIZATION LLC
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             PRINCIPAL DISTRIBUTIONS
--------------------------------------------------------------------------------

Class M-1 Principal Distribution           With respect to any Distribution
Amount:                                    Date, (i) prior to the Stepdown Date
                                           and on any Distribution Date
                                           thereafter on which the Trigger Event
                                           is in effect, zero if any of the
                                           Senior Certificates remain
                                           outstanding; 100% of the Principal
                                           Distribution Amount if the Senior
                                           Certificates have been reduced to
                                           zero; (ii) on or after the Stepdown
                                           Date and to the extent the Trigger
                                           Event is not in effect, the excess of
                                           (i) the sum of (a) the aggregate
                                           outstanding certificate principal
                                           balance of the Senior Certificates
                                           after distribution of the Senior
                                           Principal Distribution Amount on the
                                           related Distribution Date and (b) the
                                           outstanding certificate principal
                                           balance of the Class M-1 Certificates
                                           immediately prior to such
                                           Distribution Date over (ii) the
                                           lesser of (A) the product of (x)
                                           approximately 73.30% and (y) the
                                           aggregate principal balance of the
                                           Mortgage Loans on the last day of the
                                           related Collection Period and (B) the
                                           outstanding aggregate principal
                                           balance of the Mortgage Loans on the
                                           last day of the related Collection
                                           Period minus the OC Floor.

Class M-2 Principal Distribution           With respect to any Distribution
Amount:                                    Date, (i) prior to the Stepdown Date
                                           and on any Distribution Date
                                           thereafter on which the Trigger Event
                                           is in effect, zero if any of the
                                           Senior Certificates and the Class M-1
                                           Certificates remain outstanding; 100%
                                           of the Principal Distribution Amount
                                           if the Senior Certificates and Class
                                           M-1 Certificates have been reduced to
                                           zero; (ii) on or after the Stepdown
                                           Date and to the extent the Trigger
                                           Event is not in effect, the excess of
                                           (i) the sum of (a) the aggregate
                                           outstanding certificate principal
                                           balance of the Senior Certificates
                                           and Class M-1 Certificates after
                                           distribution of the Senior Principal
                                           Distribution Amount and Class M-1
                                           Principal Distribution Amount on the
                                           related Distribution Date and (b) the
                                           outstanding certificate principal
                                           balance of the Class M-2 Certificates
                                           over (ii) the lesser of (A) the
                                           product of (x) approximately 82.80%
                                           and (y) the aggregate principal
                                           balance of the Mortgage Loans on the
                                           last day of the related Collection
                                           Period and (B) the outstanding
                                           aggregate principal balance of the
                                           Mortgage Loans on the last day of the
                                           related Collection Period minus the
                                           OC Floor.
--------------------------------------------------------------------------------

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
C-BASS Mortgage Loan Asset-Backed Certificates,     [GRAPHIC OMITTED]
Series 2004-CB5                                     C-BASS[SM]
$425,182,000 (approximate)                          CREDIT-BASED ASSET SERVICING
                                                    AND SECURITIZATION LLC
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             PRINCIPAL DISTRIBUTIONS
--------------------------------------------------------------------------------

Class M-3 Principal Distribution           With respect to any Distribution
Amount:                                    Date, (i) prior to the Stepdown Date
                                           and on any Distribution Date
                                           thereafter on which the Trigger Event
                                           is in effect, zero if any of the
                                           Senior Certificates, the Class M-1
                                           and Class M-2 Certificates remain
                                           outstanding; 100% of the Principal
                                           Distribution Amount if the Senior
                                           Certificates, the Class M-1 and Class
                                           M-2 Certificates have been reduced to
                                           zero; (ii) on or after the Stepdown
                                           Date and to the extent the Trigger
                                           Event is not in effect, the excess of
                                           (i) the sum of (a) the aggregate
                                           outstanding certificate principal
                                           balance of the Senior Certificates,
                                           the Class M-1 and Class M-2
                                           Certificates after distribution of
                                           the Senior Principal Distribution
                                           Amount, the Class M-1 and Class M-2
                                           Principal Distribution Amounts on the
                                           related Distribution Date and (b) the
                                           outstanding certificate principal
                                           balance of the Class M-3 Certificates
                                           over (ii) the lesser of (A) the
                                           product of (x) approximately 85.30%
                                           and (y) the aggregate principal
                                           balance of the Mortgage Loans on the
                                           last day of the related Collection
                                           Period and (B) the outstanding
                                           aggregate principal balance of the
                                           Mortgage Loans on the last day of the
                                           related Collection Period minus the
                                           OC Floor.

Class B-1 Principal Distribution           With respect to any Distribution
Amount:                                    Date, (i) prior to the Stepdown Date
                                           and on any Distribution Date
                                           thereafter on which the Trigger Event
                                           is in effect, zero if any of the
                                           Senior Certificates, the Class M-1,
                                           the Class M-2 and the Class M-3
                                           Certificates remain outstanding; 100%
                                           of the Principal Distribution Amount
                                           if the Senior Certificates, the Class
                                           M-1, the Class M-2 and the Class M-3
                                           Certificates have been reduced to
                                           zero; (ii) on or after the Stepdown
                                           Date and to the extent the Trigger
                                           Event is not in effect, the excess of
                                           (i) the sum of (a) the aggregate
                                           outstanding certificate principal
                                           balance of the Senior Certificates,
                                           the Class M-1, the Class M-2 and the
                                           Class M-3 Certificates after
                                           distribution of the Senior Principal
                                           Distribution Amount, the Class M-1,
                                           the Class M-2 and the Class M-3
                                           Principal Distribution Amounts on the
                                           related Distribution Date and (b) the
                                           outstanding certificate principal
                                           balance of the Class B-1 Certificates
                                           over (ii) the lesser of (A) the
                                           product of (x) approximately 87.80%
                                           and (y) the aggregate principal
                                           balance of the Mortgage Loans on the
                                           last day of the related Collection
                                           Period and (B) the outstanding
                                           aggregate principal balance of the
                                           Mortgage Loans on the last day of the
                                           related Collection Period minus the
                                           OC Floor.
--------------------------------------------------------------------------------

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
C-BASS Mortgage Loan Asset-Backed Certificates,     [GRAPHIC OMITTED]
Series 2004-CB5                                     C-BASS[SM]
$425,182,000 (approximate)                          CREDIT-BASED ASSET SERVICING
                                                    AND SECURITIZATION LLC
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             PRINCIPAL DISTRIBUTIONS
--------------------------------------------------------------------------------

Class B-2 Principal Distribution           With respect to any Distribution
Amount:                                    Date, (i) prior to the Stepdown Date
                                           and on any Distribution Date
                                           thereafter on which the Trigger Event
                                           is in effect, zero if any of the
                                           Senior Certificates, the Class M-1,
                                           the Class M-2, the Class M-3 and the
                                           Class B-1 Certificates remain
                                           outstanding; 100% of the Principal
                                           Distribution Amount if the Senior
                                           Certificates, the Class M-1, the
                                           Class M-2, the Class M-3 and the
                                           Class B-1 Certificates have been
                                           reduced to zero; (ii) on or after the
                                           Stepdown Date and to the extent the
                                           Trigger Event is not in effect, the
                                           excess of (i) the sum of (a) the
                                           aggregate outstanding certificate
                                           principal balance of the Senior
                                           Certificates, the Class M-1, the
                                           Class M-2, the Class M-3 and the
                                           Class B-1 Certificates after
                                           distribution of the Senior Principal
                                           Distribution Amount, the Class M-1,
                                           the Class M-2, the Class M-3 and the
                                           Class B-1 Principal Distribution
                                           Amounts on the related Distribution
                                           Date and (b) the outstanding
                                           certificate principal balance of the
                                           Class B-2 Certificates over (ii) the
                                           lesser of (A) the product of (x)
                                           approximately 89.80% and (y) the
                                           aggregate principal balance of the
                                           Mortgage Loans on the last day of the
                                           related Collection Period and (B) the
                                           outstanding aggregate principal
                                           balance of the Mortgage Loans on the
                                           last day of the related Collection
                                           Period minus the OC Floor.

Class B-3 Principal Distribution           With respect to any Distribution
Amount:                                    Date, (i) prior to the Stepdown Date
                                           and on any Distribution Date
                                           thereafter on which the Trigger Event
                                           is in effect, zero if any of the
                                           Senior Certificates, the Class M-1,
                                           the Class M-2, the Class M-3, the
                                           Class B-1 and the Class B-2
                                           Certificates remain outstanding; 100%
                                           of the Principal Distribution Amount
                                           if the Senior Certificates, the Class
                                           M-1, the Class M-2, the Class M-3,
                                           the Class B-1 and the Class B-2
                                           Certificates have been reduced to
                                           zero; (ii) on or after the Stepdown
                                           Date and to the extent the Trigger
                                           Event is not in effect, the excess of
                                           (i) the sum of (a) the aggregate
                                           outstanding certificate principal
                                           balance of the Senior Certificates,
                                           the Class M-1, the Class M-2, the
                                           Class M-3, the Class B-1 and the
                                           Class B-2 Certificates after
                                           distribution of the Senior Principal
                                           Distribution Amount, the Class M-1,
                                           the Class M-2, the Class M-3, the
                                           Class B-1 and the Class B-2 Principal
                                           Distribution Amounts on the related
                                           Distribution Date and (b) the
                                           outstanding certificate principal
                                           balance of the Class B-3 Certificates
                                           over (ii) the lesser of (A) the
                                           product of (x) approximately 91.80%
                                           and (y) the aggregate principal
                                           balance of the Mortgage Loans on the
                                           last day of the related Collection
                                           Period and (B) the outstanding
                                           aggregate principal balance of the
                                           Mortgage Loans on the last day of the
                                           related Collection Period minus the
                                           OC Floor.
--------------------------------------------------------------------------------

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
C-BASS Mortgage Loan Asset-Backed Certificates,     [GRAPHIC OMITTED]
Series 2004-CB5                                     C-BASS[SM]
$425,182,000 (approximate)                          CREDIT-BASED ASSET SERVICING
                                                    AND SECURITIZATION LLC
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             PRINCIPAL DISTRIBUTIONS
--------------------------------------------------------------------------------

Class B-4 Principal Distribution           With respect to any Distribution
Amount:                                    Date, (i) prior to the Stepdown Date
                                           and on any Distribution Date
                                           thereafter on which the Trigger Event
                                           is in effect, zero if any of the
                                           Senior Certificates, the Class M-1,
                                           the Class M-2, the Class M-3, the
                                           Class B-1, the Class B-2 and the
                                           Class B-3 Certificates remain
                                           outstanding; 100% of the Principal
                                           Distribution Amount if the Senior
                                           Certificates, the Class M-1, the
                                           Class M-2, the Class M-3, the Class
                                           B-1, the Class B-2 and the Class B-3
                                           Certificates have been reduced to
                                           zero; (ii) on or after the Stepdown
                                           Date and to the extent the Trigger
                                           Event is not in effect, the excess of
                                           (i) the sum of (a) the aggregate
                                           outstanding certificate principal
                                           balance of the Senior Certificates,
                                           the Class M-1, the Class M-2, the
                                           Class M-3, the Class B-1, the Class
                                           B-2 and the Class B-3 Certificates
                                           after distribution of the Senior
                                           Principal Distribution Amount, the
                                           Class M-1, the Class M-2, the Class
                                           M-3, the Class B-1, the Class B-2 and
                                           the Class B-3 Principal Distribution
                                           Amounts on the related Distribution
                                           Date and (b) the outstanding
                                           certificate principal balance of the
                                           Class B-4 Certificates over (ii) the
                                           lesser of (A) the product of (x)
                                           approximately 93.80% and (y) the
                                           aggregate principal balance of the
                                           Mortgage Loans on the last day of the
                                           related Collection Period and (B) the
                                           outstanding aggregate principal
                                           balance of the Mortgage Loans on the
                                           last day of the related Collection
                                           Period minus the OC Floor.
--------------------------------------------------------------------------------

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
C-BASS Mortgage Loan Asset-Backed Certificates,     [GRAPHIC OMITTED]
Series 2004-CB5                                     C-BASS[SM]
$425,182,000 (approximate)                          CREDIT-BASED ASSET SERVICING
                                                    AND SECURITIZATION LLC
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             PRINCIPAL DISTRIBUTIONS
--------------------------------------------------------------------------------

Priority of Distributions -                With respect to each Distribution
Principal:                                 Date (a) before the Stepdown Date or
                                           (b) on which a Trigger Event is in
                                           effect, the Principal Distribution
                                           Amount will be distributed in the
                                           following order of priority:

                                                first, to the Class AV-1
                                                Certificates, the Class AV-2 and
                                                the Class AV-3 Certificates,
                                                sequentially, the Senior
                                                Principal Distribution Amount
                                                until the certificate principal
                                                balance of such Certificates is
                                                zero.

                                                second, to the Class M-1
                                                Certificates, until the
                                                certificate principal balance
                                                thereof has been reduced to
                                                zero;

                                                third, to the Class M-2
                                                Certificates, until the
                                                certificate principal balance
                                                thereof has been reduced to
                                                zero;

                                                fourth, to the Class M-3
                                                Certificates, until the
                                                certificate principal balance
                                                thereof has been reduced to
                                                zero;

                                                fifth, to the Class B-1
                                                Certificates, until the
                                                certificate principal balance
                                                thereof has been reduced to
                                                zero;

                                                sixth, to the Class B-2
                                                Certificates, until the
                                                certificate principal balance
                                                thereof has been reduced to
                                                zero;

                                                seventh, to the Class B-3
                                                Certificates, until the
                                                certificate principal balance
                                                thereof has been reduced to
                                                zero;

                                                eighth, to the Class B-4
                                                Certificates, until the
                                                certificate principal balance
                                                thereof has been reduced to
                                                zero; and

                                                ninth, any remaining
                                                Principal Distribution Amount
                                                will be distributed as part of
                                                Excess Cashflow.
--------------------------------------------------------------------------------

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
C-BASS Mortgage Loan Asset-Backed Certificates,     [GRAPHIC OMITTED]
Series 2004-CB5                                     C-BASS[SM]
$425,182,000 (approximate)                          CREDIT-BASED ASSET SERVICING
                                                    AND SECURITIZATION LLC
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             PRINCIPAL DISTRIBUTIONS
--------------------------------------------------------------------------------
                                           With respect to each Distribution
                                           Date (a) on or after the Stepdown
                                           Date and (b) as long as a Trigger
                                           Event is not in effect, the Principal
                                           Distribution Amount will be
                                           distributed in the following order of
                                           priority:

                                                first, to the Class AV-1
                                                Certificates, the Class AV-2 and
                                                the Class AV-3 Certificates,
                                                sequentially, the Senior
                                                Principal Distribution Amount
                                                until the certificate principal
                                                balances of such Certificates is
                                                zero;

                                                second, to the Class M-1
                                                Certificates, the Class M-1
                                                Principal Distribution Amount
                                                until the certificate principal
                                                balance thereof has been reduced
                                                to zero;

                                                third, to the Class M-2
                                                Certificates, the Class M-2
                                                Principal Distribution Amount
                                                until the certificate principal
                                                balance thereof has been reduced
                                                to zero;

                                                fourth, to the Class M-3
                                                Certificates, the Class M-3
                                                Principal Distribution Amount
                                                until the certificate principal
                                                balance thereof has been reduced
                                                to zero;

                                                fifth, to the Class B-1
                                                Certificates, the Class B-1
                                                Principal Distribution Amount
                                                until the certificate principal
                                                balance thereof has been reduced
                                                to zero;

                                                sixth, to the Class B-2
                                                Certificates, the Class B-2
                                                Principal Distribution Amount
                                                until the certificate principal
                                                balance thereof has been reduced
                                                to zero;

                                                seventh, to the Class B-3
                                                Certificates, the Class B-3
                                                Principal Distribution Amount
                                                until the certificate principal
                                                balance thereof has been reduced
                                                to zero;

                                                eighth, to the Class B-4
                                                Certificates, the Class B-4
                                                Principal Distribution Amount
                                                until the certificate principal
                                                balance thereof has been reduced
                                                to zero; and

                                                ninth, any remaining Principal
                                                Distribution Amount will be
                                                distributed as part of Excess
                                                Cashflow.
--------------------------------------------------------------------------------

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
C-BASS Mortgage Loan Asset-Backed Certificates,     [GRAPHIC OMITTED]
Series 2004-CB5                                     C-BASS[SM]
$425,182,000 (approximate)                          CREDIT-BASED ASSET SERVICING
                                                    AND SECURITIZATION LLC
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 EXCESS CASHFLOW
--------------------------------------------------------------------------------

Excess Cashflow:                           On any Distribution Date, the sum of
                                           the Monthly Excess Interest Amount,
                                           the Overcollateralization Release
                                           Amount and any portion of the
                                           Principal Distribution Amount
                                           (without duplication) remaining after
                                           principal distributions on the
                                           Senior, Mezzanine and Subordinate
                                           Certificates will be applied in the
                                           following order of priority:

                                           (i)     to fund any remaining
                                                   applicable Accrued
                                                   Certificate Interest for such
                                                   Distribution Date, pro rata,
                                                   among the Senior
                                                   Certificates;

                                           (ii)    to fund the remaining
                                                   Interest Carry Forward
                                                   Amounts, if any, pro rata,
                                                   among the Senior
                                                   Certificates;

                                           (iii)   to fund any remaining Accrued
                                                   Certificate Interest for such
                                                   Distribution Date to the
                                                   Class M-1 Certificates;

                                           (iv)    to fund the Interest Carry
                                                   Forward Amount for the Class
                                                   M-1 Certificates, if any;

                                           (v)     to fund the related Class M-1
                                                   Realized Loss Amortization
                                                   Amount for such Distribution
                                                   Date;

                                           (vi)    to fund any remaining Accrued
                                                   Certificate Interest for such
                                                   Distribution Date to the
                                                   Class M-2 Certificates;

                                           (vii)   to fund the Interest Carry
                                                   Forward Amount for the Class
                                                   M-2 Certificates, if any;

                                           (viii)  to fund the Class M-2
                                                   Realized Loss Amortization
                                                   Amount for such Distribution
                                                   Date;

                                           (ix)    to fund any remaining Accrued
                                                   Certificate Interest for such
                                                   Distribution Date to the
                                                   Class M-3 Certificates;

                                           (x)     to fund the Interest Carry
                                                   Forward Amount for the Class
                                                   M-3 Certificates, if any;

                                           (xi)    to fund the Class M-3
                                                   Realized Loss Amortization
                                                   Amount for such Distribution
                                                   Date;

                                           (xii)   to fund any remaining Accrued
                                                   Certificate Interest for such
                                                   Distribution Date to the
                                                   Class B-1 Certificates;
--------------------------------------------------------------------------------

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
C-BASS Mortgage Loan Asset-Backed Certificates,     [GRAPHIC OMITTED]
Series 2004-CB5                                     C-BASS[SM]
$425,182,000 (approximate)                          CREDIT-BASED ASSET SERVICING
                                                    AND SECURITIZATION LLC
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                EXCESS CASHFLOW
--------------------------------------------------------------------------------

                                           (xiii)  to fund the Interest Carry
                                                   Forward Amount for the Class
                                                   B-1 Certificates, if any;

                                           (xiv)   to fund the Class B-1
                                                   Realized Loss Amortization
                                                   Amount for such Distribution
                                                   Date;

                                           (xv)    to fund any remaining Accrued
                                                   Certificate Interest for such
                                                   Distribution Date to the
                                                   Class B-2 Certificates;

                                           (xvi)   to fund the Interest Carry
                                                   Forward Amount for the Class
                                                   B-2 Certificates, if any;

                                           (xvii)  to fund the Class B-2
                                                   Realized Loss Amortization
                                                   Amount for such Distribution
                                                   Date;

                                           (xviii) to fund any remaining Accrued
                                                   Certificate Interest for such
                                                   Distribution Date to the
                                                   Class B-3 Certificates;

                                           (xix)   to fund the Interest Carry
                                                   Forward Amount for the Class
                                                   B-3 Certificates, if any;

                                           (xx)    to fund the Class B-3
                                                   Realized Loss Amortization
                                                   Amount for such Distribution
                                                   Date;

                                           (xxi)   to fund any remaining Accrued
                                                   Certificate Interest for such
                                                   Distribution Date to the
                                                   Class B-4 Certificates;

                                           (xxii)  to fund the Interest Carry
                                                   Forward Amount for the Class
                                                   B-4 Certificates, if any;

                                           (xxiii) to fund the Class B-4
                                                   Realized Loss Amortization
                                                   Amount for such Distribution
                                                   Date;

                                           (xxiv)  to fund the amount of any
                                                   LIBOR Carryover Amount, pro
                                                   rata, to the Class AV-1,
                                                   Class AV-2 and Class AV-3
                                                   Certificates;

                                           (xxv)   to fund the amount of any
                                                   LIBOR Carryover Amount
                                                   sequentially to the Mezzanine
                                                   and Subordinate Certificates;
                                                   and

                                           (xxvi)  to fund distributions to the
                                                   holders of the Class N, Class
                                                   X and Class R Certificates in
                                                   the amounts specified in the
                                                   Pooling and Servicing
                                                   Agreement.

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
C-BASS Mortgage Loan Asset-Backed Certificates,     [GRAPHIC OMITTED]
Series 2004-CB5                                     C-BASS[SM]
$425,182,000 (approximate)                          CREDIT-BASED ASSET SERVICING
                                                    AND SECURITIZATION LLC
--------------------------------------------------------------------------------

                               COLLATERAL OVERVIEW
                               -------------------

The Mortgage Loans consist of fixed and adjustable rate, conventional closed-end Mortgage Loans, secured by 1st and 2nd lien, level pay, interest only and balloon mortgages on primarily 1-4 family properties. The collateral information presented in this term sheet regarding the Mortgage Pool is as of the Cut-off Date. The Mortgage Pool consists of 100.00% performing Mortgage Loans.

Performing Mortgage Loans
-------------------------
"Performing Mortgage Loan" or "Current Mortgage Loan" is a Mortgage Loan pursuant to which no payment due under the related mortgage note (or any modification thereto) prior to the Cut-off Date, is 30 days or more delinquent.

FHA Mortgage Loans
------------------
The FHA Mortgage Loans will be insured by the Federal Housing Administration ("FHA") of the United States Department of Housing and Urban Development ("HUD") as authorized under the National Housing Act of 1934, as amended (the "National Housing Act"), and the United States Housing Act of 1937, as amended (the "United States Housing Act"). No FHA Mortgage Loan may have an interest rate or original principal amount exceeding the applicable FHA limits at the time of origination of such FHA Mortgage Loan.

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
C-BASS Mortgage Loan Asset-Backed Certificates,     [GRAPHIC OMITTED]
Series 2004-CB5                                     C-BASS[SM]
$425,182,000 (approximate)                          CREDIT-BASED ASSET SERVICING
                                                    AND SECURITIZATION LLC
--------------------------------------------------------------------------------


                             C-BASS Series 2004-CB5
                  Mortgage Loan Characteristics Summary Report

Summary                                                                                Total          Minimum           Maximum
                                                                                       -----          -------           -------
--------------------------------------------------------------------------------------------------------------------------------
Aggregate Current Principal Balance                                          $448,031,924.12
Number of Mortgage Loans                                                               2,956
Average Current Principal Loan Balance                                           $151,566.96        $9,015.07       $971,250.00
Average Original Principal Loan Balance                                          $152,382.98        $9,250.00       $971,250.00
Weighted Average Current Combined Loan-to-Value Ratio                                 82.10%            7.97%           116.18%
Weighted Average Mortgage Loan Rate                                                   7.188%           3.500%           16.250%
(1) Weighted Average Gross Margin                                                     5.573%           1.000%            9.760%
(1) Weighted Average Initial Periodic Rate Cap                                        2.721%           1.000%            6.000%
(1) Weighted Average Subsequent Periodic Rate Cap                                     1.163%           1.000%            3.000%
(1) (2) Weighted Average Minimum Mortgage Rate                                        6.919%           2.500%           14.350%
(1) Weighted Average Maximum Mortgage Rate                                           13.308%           8.750%           21.350%
Weighted Average Original Term to Maturity (months)                                      347               60               360
Weighted Average Remaining Term to Stated Maturity (months)                              341               57               360
(1) Weighted Average Term to Roll (months)                                                21                1                66
(2) (3) Weighted Average FICO Score                                                      637              454               806
(1) Adjustable Loans Only
(2) Non-Zero Weighted average.
(3) 99.98% of the Mortgage Loans have FICO Scores.
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                         Percent of Statistical
                                                            Calculation Date
                                           Range           Principal Balance
                                           -----           -----------------

      Loan Type                            Fixed                      23.13%
                                           ARMs                       76.87%

        Lien                               First                      94.98%
                                           Second                      5.02%

      Balloon Loans                                                    1.46%
      Interest Only Loans                                             11.54%
      FHA Insured Loans                                                0.03%
      Seller Financed Loans                                            0.45%
      Simple Interest Loans                                            0.06%
      Section 32 Loans                                                 0.00%
      Loans with Borrower PMI                                          2.87%
      Loans with Prepayment Penalties                                 76.33%
--------------------------------------------------------------------------------

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
C-BASS Mortgage Loan Asset-Backed Certificates,     [GRAPHIC OMITTED]
Series 2004-CB5                                     C-BASS[SM]
$425,182,000 (approximate)                          CREDIT-BASED ASSET SERVICING
                                                    AND SECURITIZATION LLC
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                        DESCRIPTION OF THE MORTGAGE LOANS
--------------------------------------------------------------------------------

                            Current Principal Balance

----------------------------------------------------------------------------------------------------------------------------
                   Range of                            Number                                         Percentage of the
          Current Principal Balances                 of Mortgage         Aggregate Current            Aggregate Current
                                                        Loans            Principal Balance            Principal Balance
----------------------------------------------------------------------------------------------------------------------------
     $1 to $50,000                                           515               $16,262,583.39                        3.63%
     $50,001 to $100,000                                     591                44,135,196.56                         9.85
     $100,001 to $150,000                                    605                74,735,194.79                        16.68
     $150,001 to $200,000                                    442                76,434,283.58                        17.06
     $200,001 to $250,000                                    301                67,079,896.84                        14.97
     $250,001 to $300,000                                    210                57,572,586.81                        12.85
     $300,001 to $350,000                                    139                45,042,898.41                        10.05
     $350,001 to $400,000                                     70                26,208,266.32                         5.85
     $400,001 to $450,000                                     33                14,143,105.86                         3.16
     $450,001 to $500,000                                     28                13,309,932.62                         2.97
     $500,001 to $550,000                                      9                 4,749,826.60                         1.06
     $550,001 to $600,000                                      7                 4,002,233.05                         0.89
     $600,001 to $650,000                                      3                 1,937,929.88                         0.43
     $650,001 to $700,000                                      1                   657,311.39                         0.15
     $750,001 to $800,000                                      1                   789,428.02                         0.18
     $800,001 or greater                                       1                   971,250.00                         0.22
----------------------------------------------------------------------------------------------------------------------------
     Total:                                                2,956              $448,031,924.12                      100.00%
============================================================================================================================

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
C-BASS Mortgage Loan Asset-Backed Certificates,     [GRAPHIC OMITTED]
Series 2004-CB5                                     C-BASS[SM]
$425,182,000 (approximate)                          CREDIT-BASED ASSET SERVICING
                                                    AND SECURITIZATION LLC
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                        DESCRIPTION OF THE MORTGAGE LOANS
--------------------------------------------------------------------------------

                                   FICO Score

----------------------------------------------------------------------------------------------------------------------------
                                                       Number                                         Percentage of the
                   Range of                          of Mortgage         Aggregate Current            Aggregate Current
                  FICO Scores                           Loans            Principal Balance            Principal Balance
----------------------------------------------------------------------------------------------------------------------------
     Not Available (1)                                         2                   $99,731.01                        0.02%
     441 to 460                                                2                   183,539.26                         0.04
     461 to 480                                                2                   229,040.47                         0.05
     481 to 500                                               18                 2,104,428.78                         0.47
     501 to 520                                               72                 9,883,703.15                         2.21
     521 to 540                                              148                20,749,937.66                         4.63
     541 to 560                                              214                31,099,220.90                         6.94
     561 to 580                                              242                31,279,555.73                         6.98
     581 to 600                                              255                31,411,125.71                         7.01
     601 to 620                                              328                44,960,840.03                        10.04
     621 to 640                                              368                50,100,368.21                        11.18
     641 to 660                                              433                62,763,624.06                        14.01
     661 to 680                                              283                52,182,777.85                        11.65
     681 to 700                                              190                34,724,565.32                         7.75
     701 to 720                                              174                32,434,363.10                         7.24
     721 to 740                                              101                18,323,199.19                         4.09
     741 to 760                                               68                14,212,441.68                         3.17
     761 to 780                                               37                 7,660,432.01                         1.71
     781 to 800                                               17                 3,202,936.94                         0.71
     801 to 820                                                2                   426,093.06                         0.10
----------------------------------------------------------------------------------------------------------------------------
     Total:                                                2,956              $448,031,924.12                      100.00%
============================================================================================================================

(1) Mortgage loans indicated as having a FICO Score that is "not available" include certain Mortgage Loans where the FICO Score was not provided by the related seller and mortgage loans where no credit history can be obtained for the related mortgagor.


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
C-BASS Mortgage Loan Asset-Backed Certificates,     [GRAPHIC OMITTED]
Series 2004-CB5                                     C-BASS[SM]
$425,182,000 (approximate)                          CREDIT-BASED ASSET SERVICING
                                                    AND SECURITIZATION LLC
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                        DESCRIPTION OF THE MORTGAGE LOANS
--------------------------------------------------------------------------------

                            Original Term To Maturity


----------------------------------------------------------------------------------------------------------------------------
                   Range of                            Number                                         Percentage of the
           Original Term To Maturity                 of Mortgage         Aggregate Current            Aggregate Current
                   (months)                             Loans            Principal Balance            Principal Balance
----------------------------------------------------------------------------------------------------------------------------
     49 to 60                                                  3                   $87,384.20                        0.02%
     61 to 72                                                  2                    83,882.59                         0.02
     73 to 84                                                  4                    98,051.29                         0.02
     85 to 96                                                  3                    67,306.27                         0.02
     97 to 108                                                 1                    22,296.53                         0.00
     109 to 120                                               29                 1,173,646.26                         0.26
     121 to 132                                                1                    27,534.60                         0.01
     133 to 144                                                3                    87,858.96                         0.02
     169 to 180                                              275                16,102,171.45                         3.59
     181 to 192                                                2                    93,005.81                         0.02
     193 to 204                                                1                    70,746.61                         0.02
     205 to 216                                                1                   107,536.11                         0.02
     217 to 228                                                1                    40,163.34                         0.01
     229 to 240                                              320                14,980,920.09                         3.34
     277 to 288                                                2                    81,696.75                         0.02
     289 to 300                                               28                 7,166,890.38                         1.60
     301 to 312                                                2                   305,301.43                         0.07
     313 to 324                                                2                   340,962.46                         0.08
     337 to 348                                                1                    56,664.31                         0.01
     349 to 360                                            2,275               407,037,904.68                        90.85
----------------------------------------------------------------------------------------------------------------------------
     Total:                                                2,956              $448,031,924.12                      100.00%
============================================================================================================================

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
C-BASS Mortgage Loan Asset-Backed Certificates,     [GRAPHIC OMITTED]
Series 2004-CB5                                     C-BASS[SM]
$425,182,000 (approximate)                          CREDIT-BASED ASSET SERVICING
                                                    AND SECURITIZATION LLC
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                        DESCRIPTION OF THE MORTGAGE LOANS
--------------------------------------------------------------------------------

                        Remaining Term To Stated Maturity

----------------------------------------------------------------------------------------------------------------------------
                   Range of                            Number                                         Percentage of the
       Remaining Term To Stated Maturity             of Mortgage         Aggregate Current            Aggregate Current
                   (months)                             Loans            Principal Balance            Principal Balance
----------------------------------------------------------------------------------------------------------------------------
     49 to 60                                                  3                   $87,384.20                        0.02%
     61 to 72                                                  3                    92,897.66                         0.02
     73 to 84                                                  5                   117,657.26                         0.03
     85 to 96                                                  3                    64,904.44                         0.01
     97 to 108                                                 7                   192,184.43                         0.04
     109 to 120                                               26                 1,099,099.84                         0.25
     121 to 132                                                2                    47,743.95                         0.01
     133 to 144                                                2                    59,839.43                         0.01
     145 to 156                                                1                   171,250.59                         0.04
     157 to 168                                                9                   476,400.74                         0.11
     169 to 180                                              265                15,764,076.31                         3.52
     181 to 192                                                3                   173,575.33                         0.04
     193 to 204                                                2                   206,642.12                         0.05
     205 to 216                                                2                   191,228.80                         0.04
     217 to 228                                                3                    91,998.75                         0.02
     229 to 240                                              316                14,871,529.51                         3.32
     253 to 264                                                1                    46,463.33                         0.01
     265 to 276                                                4                   261,926.26                         0.06
     277 to 288                                               10                 1,906,740.55                         0.43
     289 to 300                                               40                 7,230,109.43                         1.61
     301 to 312                                              110                10,116,418.93                         2.26
     313 to 324                                                2                   286,217.20                         0.06
     325 to 336                                                9                 1,126,316.31                         0.25
     337 to 348                                               71                10,686,279.83                         2.39
     349 to 360                                            2,057               382,663,038.92                        85.41
----------------------------------------------------------------------------------------------------------------------------
     Total:                                                2,956              $448,031,924.12                      100.00%
============================================================================================================================

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
C-BASS Mortgage Loan Asset-Backed Certificates,     [GRAPHIC OMITTED]
Series 2004-CB5                                     C-BASS[SM]
$425,182,000 (approximate)                          CREDIT-BASED ASSET SERVICING
                                                    AND SECURITIZATION LLC
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                        DESCRIPTION OF THE MORTGAGE LOANS
--------------------------------------------------------------------------------

                                  Property Type

----------------------------------------------------------------------------------------------------------------------------
                                                       Number                                         Percentage of the
                Property Types                       of Mortgage         Aggregate Current            Aggregate Current
                                                        Loans            Principal Balance            Principal Balance
----------------------------------------------------------------------------------------------------------------------------
     Single Family                                         2,138              $313,610,757.82                       70.00%
     PUD                                                     224                39,589,009.46                         8.84
     Condominium                                             212                31,150,860.71                         6.95
     2-Family                                                131                26,099,495.11                         5.83
     Manufactured                                            172                23,384,016.24                         5.22
     3-Family                                                 38                 8,213,551.13                         1.83
     4-Family                                                 16                 4,278,985.95                         0.96
     Townhouse                                                22                 1,332,208.82                         0.30
     High Rise Condo                                           2                   273,693.74                         0.06
     Co-op                                                     1                    99,345.14                         0.02
----------------------------------------------------------------------------------------------------------------------------
     Total:                                                2,956              $448,031,924.12                      100.00%
============================================================================================================================

                                 Occupancy Type

----------------------------------------------------------------------------------------------------------------------------
                                                       Number                                         Percentage of the
                Occupancy Types                      of Mortgage         Aggregate Current            Aggregate Current
                                                        Loans            Principal Balance            Principal Balance
----------------------------------------------------------------------------------------------------------------------------
     Primary                                               2,763              $417,255,523.76                       93.13%
     Investor                                                159                25,366,335.08                         5.66
     Secondary                                                34                 5,410,065.28                         1.21
----------------------------------------------------------------------------------------------------------------------------
     Total:                                                2,956              $448,031,924.12                      100.00%
============================================================================================================================


                                  Loan Purpose

----------------------------------------------------------------------------------------------------------------------------
                                                       Number                                         Percentage of the
                 Loan Purpose                        of Mortgage         Aggregate Current            Aggregate Current
                                                        Loans            Principal Balance            Principal Balance
----------------------------------------------------------------------------------------------------------------------------
     Equity Refinance                                      1,756              $244,223,729.03                       54.51%
     Purchase                                                995               170,540,408.29                        38.06
     Rate/Term Refinance                                     205                33,267,786.80                         7.43
----------------------------------------------------------------------------------------------------------------------------
     Total:                                                2,956              $448,031,924.12                      100.00%
============================================================================================================================

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
C-BASS Mortgage Loan Asset-Backed Certificates,     [GRAPHIC OMITTED]
Series 2004-CB5                                     C-BASS[SM]
$425,182,000 (approximate)                          CREDIT-BASED ASSET SERVICING
                                                    AND SECURITIZATION LLC
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                        DESCRIPTION OF THE MORTGAGE LOANS
--------------------------------------------------------------------------------

                           Current Mortgage Loan Rate

----------------------------------------------------------------------------------------------------------------------------
                   Range of                            Number                                         Percentage of the
          Current Mortgage Loan Rates                of Mortgage         Aggregate Current            Aggregate Current
                                                        Loans            Principal Balance            Principal Balance
----------------------------------------------------------------------------------------------------------------------------
     3.001% to 3.500%                                          1                  $135,895.51                        0.03%
     3.501% to 4.000%                                          4                   773,885.24                         0.17
     4.001% to 4.500%                                          7                 2,065,348.72                         0.46
     4.501% to 5.000%                                         52                13,111,693.60                         2.93
     5.001% to 5.500%                                        111                25,700,513.35                         5.74
     5.501% to 6.000%                                        255                51,856,737.53                        11.57
     6.001% to 6.500%                                        334                63,681,828.90                        14.21
     6.501% to 7.000%                                        489                91,973,849.02                        20.53
     7.001% to 7.500%                                        329                58,864,692.11                        13.14
     7.501% to 8.000%                                        319                55,570,147.63                        12.40
     8.001% to 8.500%                                        152                22,914,823.81                         5.11
     8.501% to 9.000%                                        166                21,888,887.67                         4.89
     9.001% to 9.500%                                         71                 6,598,637.05                         1.47
     9.501% to 10.000%                                        97                 7,514,433.96                         1.68
     10.001% to 10.500%                                       82                 4,995,503.37                         1.11
     10.501% to 11.000%                                      142                 7,170,784.80                         1.60
     11.001% to 11.500%                                      101                 4,041,772.92                         0.90
     11.501% to 12.000%                                      129                 4,608,004.95                         1.03
     12.001% to 12.500%                                       37                 1,687,249.92                         0.38
     12.501% to 13.000%                                       50                 1,561,154.01                         0.35
     13.001% to 13.500%                                       15                   515,186.76                         0.11
     13.501% to 14.000%                                       11                   617,068.87                         0.14
     14.001% to 14.500%                                        1                    19,724.42                         0.00
     16.001% to 16.500%                                        1                   164,100.00                         0.04
----------------------------------------------------------------------------------------------------------------------------
     Total:                                                2,956              $448,031,924.12                      100.00%
============================================================================================================================

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
C-BASS Mortgage Loan Asset-Backed Certificates,     [GRAPHIC OMITTED]
Series 2004-CB5                                     C-BASS[SM]
$425,182,000 (approximate)                          CREDIT-BASED ASSET SERVICING
                                                    AND SECURITIZATION LLC
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                        DESCRIPTION OF THE MORTGAGE LOANS
--------------------------------------------------------------------------------

                      Current Combined Loan-to-Value Ratio


----------------------------------------------------------------------------------------------------------------------------
                   Range of                            Number                                         Percentage of the
               Current Combined                      of Mortgage         Aggregate Current            Aggregate Current
             Loan-to-Value Ratios                       Loans            Principal Balance            Principal Balance
----------------------------------------------------------------------------------------------------------------------------
     0.01% to 10.00%                                           2                  $223,229.69                        0.05%
     10.01% to 20.00%                                          6                   778,914.43                         0.17
     20.01% to 30.00%                                          8                   588,980.55                         0.13
     30.01% to 40.00%                                         30                 2,697,737.72                         0.60
     40.01% to 50.00%                                         42                 5,371,334.11                         1.20
     50.01% to 60.00%                                        100                14,707,333.70                         3.28
     60.01% to 70.00%                                        221                31,655,046.52                         7.07
     70.01% to 80.00%                                        994               171,969,589.16                        38.38
     80.01% to 90.00%                                        774               127,382,703.70                        28.43
     90.01% to 100.00%                                       764                90,733,806.07                        20.25
     100.01% to 110.00%                                       13                 1,100,884.67                         0.25
     110.01% to 120.00%                                        2                   822,363.80                         0.18
----------------------------------------------------------------------------------------------------------------------------
     Total:                                                2,956              $448,031,924.12                      100.00%
============================================================================================================================


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
C-BASS Mortgage Loan Asset-Backed Certificates,     [GRAPHIC OMITTED]
Series 2004-CB5                                     C-BASS[SM]
$425,182,000 (approximate)                          CREDIT-BASED ASSET SERVICING
                                                    AND SECURITIZATION LLC
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                        DESCRIPTION OF THE MORTGAGE LOANS
--------------------------------------------------------------------------------

                             Geographic Distribution


----------------------------------------------------------------------------------------------------------------------------
                                                       Number                                         Percentage of the
            Geographic Distribution                  of Mortgage         Aggregate Current            Aggregate Current
                                                        Loans            Principal Balance            Principal Balance
----------------------------------------------------------------------------------------------------------------------------
     California                                              673              $152,703,131.76                       34.08%
     Florida                                                 283                38,018,927.44                         8.49
     New York                                                140                28,475,532.34                         6.36
     Massachusetts                                           141                25,881,301.25                         5.78
     Maryland                                                 97                17,664,648.95                         3.94
     Illinois                                                126                16,863,872.84                         3.76
     Pennsylvania                                            145                15,614,211.84                         3.49
     Virginia                                                 85                12,685,633.10                         2.83
     Colorado                                                 78                12,656,243.44                         2.82
     Connecticut                                              78                10,274,920.85                         2.29
     Michigan                                                121                10,063,898.82                         2.25
     Washington                                               67                 9,752,892.48                         2.18
     New Jersey                                               51                 9,075,281.43                         2.03
     Ohio                                                    104                 8,748,252.18                         1.95
     Arizona                                                  71                 8,628,846.41                         1.93
     Georgia                                                  67                 8,058,653.04                         1.80
     Nevada                                                   41                 6,987,964.73                         1.56
     North Carolina                                           61                 5,400,641.30                         1.21
     Oregon                                                   41                 5,340,113.42                         1.19
     Rhode Island                                             35                 4,634,342.22                         1.03
     Kentucky                                                 50                 4,614,482.60                         1.03
     Indiana                                                  58                 4,591,081.64                         1.02
     Texas                                                    70                 4,530,494.42                         1.01
     Minnesota                                                26                 3,315,576.70                         0.74
     Missouri                                                 33                 2,811,442.63                         0.63
     South Carolina                                           33                 2,778,079.25                         0.62
     Tennessee                                                25                 2,437,628.77                         0.54
     Utah                                                     19                 2,180,099.48                         0.49
     New Hampshire                                            15                 1,719,244.56                         0.38
     Wisconsin                                                16                 1,492,235.21                         0.33
     Maine                                                    11                 1,319,381.19                         0.29
     Montana                                                  10                 1,169,914.85                         0.26
     New Mexico                                                9                 1,055,462.51                         0.24
     Kansas                                                   10                   904,534.60                         0.20
     Mississippi                                               8                   893,971.45                         0.20
     Delaware                                                  7                   677,391.05                         0.15
     Nebraska                                                  8                   626,748.51                         0.14
     Iowa                                                     10                   592,796.88                         0.13
     Alabama                                                   7                   571,715.50                         0.13
     Hawaii                                                    2                   525,000.00                         0.12
     Oklahoma                                                  9                   487,794.69                         0.11
     West Virginia                                             5                   459,583.58                         0.10
     Arkansas                                                  4                   228,628.74                         0.05
     Louisiana                                                 3                   209,796.89                         0.05
     Wyoming                                                   1                   115,299.19                         0.03
     Idaho                                                     1                   107,786.61                         0.02
     Alaska                                                    1                    86,442.78                         0.02
----------------------------------------------------------------------------------------------------------------------------
     Total:                                                2,956              $448,031,924.12                      100.00%
============================================================================================================================

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
C-BASS Mortgage Loan Asset-Backed Certificates,     [GRAPHIC OMITTED]
Series 2004-CB5                                     C-BASS[SM]
$425,182,000 (approximate)                          CREDIT-BASED ASSET SERVICING
                                                    AND SECURITIZATION LLC
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                        DESCRIPTION OF THE MORTGAGE LOANS
--------------------------------------------------------------------------------

                               Loan Documentation


----------------------------------------------------------------------------------------------------------------------------
                                                       Number                                         Percentage of the
              Loan Documentation                     of Mortgage         Aggregate Current            Aggregate Current
                                                        Loans            Principal Balance            Principal Balance
----------------------------------------------------------------------------------------------------------------------------
     Full Documentation                                    1,875              $249,862,140.99                       55.77%
     Stated Income                                           842               158,190,149.94                        35.31
     No Documentation                                        127                20,622,935.19                         4.60
     Limited Documentation                                    79                13,829,357.54                         3.09
     Alternate Documentation                                  21                 3,629,276.47                         0.81
     Streamlined Documentation                                12                 1,898,063.99                         0.42
----------------------------------------------------------------------------------------------------------------------------
     Total:                                                2,956              $448,031,924.12                      100.00%
============================================================================================================================


                               Performance Status


--------------------------------------------------------------------------------------------------------------------------------
                                                       Number                                         Percentage of the
              Performance Status                     of Mortgage         Aggregate Current            Aggregate Current
                                                        Loans            Principal Balance            Principal Balance
----------------------------------------------------------------------------------------------------------------------------
         Current                                           2,956              $448,031,924.12                      100.00%
----------------------------------------------------------------------------------------------------------------------------
         Total:                                            2,956              $448,031,924.12                      100.00%
============================================================================================================================


                             Prepayment Penalty Term


--------------------------------------------------------------------------------------------------------------------------------
                                                       Number                                         Percentage of the
           Prepayment Penalty Terms                  of Mortgage         Aggregate Current            Aggregate Current
                                                        Loans            Principal Balance            Principal Balance
--------------------------------------------------------------------------------------------------------------------------------
     No Prepayment Penalties                                 855              $106,039,941.73                       23.67%
     12 months                                               173                29,560,145.12                         6.60
     24 months                                               967               177,640,720.00                        39.65
     30 months                                                 5                   497,336.55                         0.11
     36 months                                               896               126,810,724.48                        28.30
     60 months                                                60                 7,483,056.24                         1.67
----------------------------------------------------------------------------------------------------------------------------
     Total:                                                2,956              $448,031,924.12                      100.00%
============================================================================================================================

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
C-BASS Mortgage Loan Asset-Backed Certificates,     [GRAPHIC OMITTED]
Series 2004-CB5                                     C-BASS[SM]
$425,182,000 (approximate)                          CREDIT-BASED ASSET SERVICING
                                                    AND SECURITIZATION LLC
--------------------------------------------------------------------------------


                             C-BASS Series 2004-CB5
                  Mortgage Loan Characteristics Summary Report

Summary                                                                                Total          Minimum           Maximum
                                                                                       -----          -------           -------
--------------------------------------------------------------------------------------------------------------------------------
Aggregate Current Principal Balance                                          $103,636,889.37
Number of Mortgage Loans                                                               1,110
Average Current Principal Loan Balance                                            $93,366.57        $9,015.07       $643,853.15
Average Original Principal Loan Balance                                           $93,797.64        $9,250.00       $645,000.00
Weighted Average Current Combined Loan-to-Value Ratio                                 81.35%           10.54%           116.18%
Weighted Average Mortgage Loan Rate                                                   7.987%           4.500%           16.250%
Weighted Average Original Term to Maturity (months)                                      309               60               360
Weighted Average Remaining Term to Stated Maturity (months)                              306               57               360
(1) (2) Weighted Average FICO Score                                                      645              483               805
(1) Non-Zero Weighted average.
(2) 99.90% of the Mortgage Loans have FICO Scores.
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                        Percent of Statistical
                                                           Calculation Date
                                           Range          Principal Balance
                                           -----          -----------------

      Loan Type                            Fixed                    100.00%
                                           ARMs                       0.00%

        Lien                               First                     78.31%
                                           Second                    21.69%

      Balloon Loans                                                   6.31%
      Interest Only Loans                                             0.16%
      FHA Insured Loans                                               0.12%
      Seller Financed Loans                                           1.94%
      Simple Interest Loans                                           0.27%
      Section 32 Loans                                                0.00%
      Loans with Borrower PMI                                         2.18%
      Loans with Prepayment Penalties                                73.37%
--------------------------------------------------------------------------------


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
C-BASS Mortgage Loan Asset-Backed Certificates,     [GRAPHIC OMITTED]
Series 2004-CB5                                     C-BASS[SM]
$425,182,000 (approximate)                          CREDIT-BASED ASSET SERVICING
                                                    AND SECURITIZATION LLC
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                  DESCRIPTION OF THE FIXED RATE MORTGAGE LOANS
--------------------------------------------------------------------------------

                            Current Principal Balance


--------------------------------------------------------------------------------------------------------------------------------
                   Range of                            Number                                         Percentage of the
          Current Principal Balances                 of Mortgage         Aggregate Current            Aggregate Current
                                                        Loans            Principal Balance            Principal Balance
--------------------------------------------------------------------------------------------------------------------------------
     $1 to $50,000                                           465               $14,340,210.52                       13.84%
     $50,001 to $100,000                                     286                20,184,020.41                        19.48
     $100,001 to $150,000                                    136                16,669,436.86                        16.08
     $150,001 to $200,000                                     97                16,777,846.29                        16.19
     $200,001 to $250,000                                     57                12,715,480.94                        12.27
     $250,001 to $300,000                                     29                 7,966,214.65                         7.69
     $300,001 to $350,000                                     20                 6,455,517.44                         6.23
     $350,001 to $400,000                                     12                 4,445,883.55                         4.29
     $400,001 to $450,000                                      1                   446,263.27                         0.43
     $450,001 to $500,000                                      4                 1,898,122.68                         1.83
     $500,001 to $550,000                                      1                   524,754.48                         0.51
     $550,001 to $600,000                                      1                   569,285.13                         0.55
     $600,001 or greater                                       1                   643,853.15                         0.62
----------------------------------------------------------------------------------------------------------------------------
     Total:                                                1,110              $103,636,889.37                      100.00%
============================================================================================================================


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
C-BASS Mortgage Loan Asset-Backed Certificates,     [GRAPHIC OMITTED]
Series 2004-CB5                                     C-BASS[SM]
$425,182,000 (approximate)                          CREDIT-BASED ASSET SERVICING
                                                    AND SECURITIZATION LLC
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                  DESCRIPTION OF THE FIXED RATE MORTGAGE LOANS
--------------------------------------------------------------------------------

                                   FICO Score


--------------------------------------------------------------------------------------------------------------------------------
                                                       Number                                         Percentage of the
                   Range of                          of Mortgage         Aggregate Current            Aggregate Current
                  FICO Scores                           Loans            Principal Balance            Principal Balance
--------------------------------------------------------------------------------------------------------------------------------
     Not Available (1)                                         2                   $99,731.01                        0.10%
     481 to 500                                                4                   635,922.69                         0.61
     501 to 520                                               11                 1,487,595.70                         1.44
     521 to 540                                               31                 2,515,772.39                         2.43
     541 to 560                                               55                 3,916,306.78                         3.78
     561 to 580                                              107                 7,176,953.54                         6.93
     581 to 600                                              106                 6,670,590.55                         6.44
     601 to 620                                              160                12,751,393.43                        12.30
     621 to 640                                              180                14,712,388.81                        14.20
     641 to 660                                              184                15,260,281.88                        14.72
     661 to 680                                               88                11,300,151.03                        10.90
     681 to 700                                               57                 7,158,617.71                         6.91
     701 to 720                                               48                 7,537,968.82                         7.27
     721 to 740                                               30                 4,091,671.75                         3.95
     741 to 760                                               27                 4,743,724.06                         4.58
     761 to 780                                               11                 1,997,806.91                         1.93
     781 to 800                                                8                 1,257,056.32                         1.21
     801 to 820                                                1                   322,955.99                         0.31
----------------------------------------------------------------------------------------------------------------------------
     Total:                                                1,110              $103,636,889.37                      100.00%
============================================================================================================================

(1) Mortgage loans indicated as having a FICO Score that is "not available" include certain Mortgage Loans where the FICO Score was not provided by the related seller and mortgage loans where no credit history can be obtained for the related mortgagor.


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
C-BASS Mortgage Loan Asset-Backed Certificates,     [GRAPHIC OMITTED]
Series 2004-CB5                                     C-BASS[SM]
$425,182,000 (approximate)                          CREDIT-BASED ASSET SERVICING
                                                    AND SECURITIZATION LLC
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                  DESCRIPTION OF THE FIXED RATE MORTGAGE LOANS
--------------------------------------------------------------------------------


                            Original Term To Maturity


--------------------------------------------------------------------------------------------------------------------------------
                   Range of                            Number                                         Percentage of the
           Original Term To Maturity                 of Mortgage         Aggregate Current            Aggregate Current
                   (months)                             Loans            Principal Balance            Principal Balance
--------------------------------------------------------------------------------------------------------------------------------
     49 to 60                                                  3                   $87,384.20                        0.08%
     61 to 72                                                  2                    83,882.59                         0.08
     73 to 84                                                  4                    98,051.29                         0.09
     85 to 96                                                  3                    67,306.27                         0.06
     97 to 108                                                 1                    22,296.53                         0.02
     109 to 120                                               29                 1,173,646.26                         1.13
     121 to 132                                                1                    27,534.60                         0.03
     133 to 144                                                3                    87,858.96                         0.08
     169 to 180                                              274                16,082,447.03                        15.52
     181 to 192                                                2                    93,005.81                         0.09
     193 to 204                                                1                    70,746.61                         0.07
     205 to 216                                                1                   107,536.11                         0.10
     217 to 228                                                1                    40,163.34                         0.04
     229 to 240                                              320                14,980,920.09                        14.46
     277 to 288                                                2                    81,696.75                         0.08
     289 to 300                                               10                 1,133,995.25                         1.09
     301 to 312                                                2                   305,301.43                         0.29
     313 to 324                                                2                   340,962.46                         0.33
     337 to 348                                                1                    56,664.31                         0.05
     349 to 360                                              448                68,695,489.48                        66.28
----------------------------------------------------------------------------------------------------------------------------
     Total:                                                1,110              $103,636,889.37                      100.00%
============================================================================================================================


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
C-BASS Mortgage Loan Asset-Backed Certificates,     [GRAPHIC OMITTED]
Series 2004-CB5                                     C-BASS[SM]
$425,182,000 (approximate)                          CREDIT-BASED ASSET SERVICING
                                                    AND SECURITIZATION LLC
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                  DESCRIPTION OF THE FIXED RATE MORTGAGE LOANS
--------------------------------------------------------------------------------


                        Remaining Term To Stated Maturity


--------------------------------------------------------------------------------------------------------------------------------
                   Range of                            Number                                         Percentage of the
       Remaining Term To Stated Maturity             of Mortgage         Aggregate Current            Aggregate Current
                   (months)                             Loans            Principal Balance            Principal Balance
--------------------------------------------------------------------------------------------------------------------------------
     49 to 60                                                  3                   $87,384.20                        0.08%
     61 to 72                                                  3                    92,897.66                         0.09
     73 to 84                                                  5                   117,657.26                         0.11
     85 to 96                                                  3                    64,904.44                         0.06
     97 to 108                                                 7                   192,184.43                         0.19
     109 to 120                                               26                 1,099,099.84                         1.06
     121 to 132                                                1                    28,019.53                         0.03
     133 to 144                                                2                    59,839.43                         0.06
     157 to 168                                                7                   281,899.80                         0.27
     169 to 180                                              265                15,764,076.31                        15.21
     181 to 192                                                2                    93,005.81                         0.09
     193 to 204                                                1                    70,746.61                         0.07
     205 to 216                                                1                   107,536.11                         0.10
     217 to 228                                                3                    91,998.75                         0.09
     229 to 240                                              316                14,871,529.51                        14.35
     265 to 276                                                1                    54,563.33                         0.05
     277 to 288                                                1                    27,133.42                         0.03
     289 to 300                                               10                 1,133,995.25                         1.09
     301 to 312                                                4                   646,263.89                         0.62
     337 to 348                                                7                   862,475.51                         0.83
     349 to 360                                              442                67,889,678.28                        65.51
----------------------------------------------------------------------------------------------------------------------------
     Total:                                                1,110              $103,636,889.37                      100.00%
============================================================================================================================


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
C-BASS Mortgage Loan Asset-Backed Certificates,     [GRAPHIC OMITTED]
Series 2004-CB5                                     C-BASS[SM]
$425,182,000 (approximate)                          CREDIT-BASED ASSET SERVICING
                                                    AND SECURITIZATION LLC
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                  DESCRIPTION OF THE FIXED RATE MORTGAGE LOANS
--------------------------------------------------------------------------------


                                  Property Type


--------------------------------------------------------------------------------------------------------------------------------
                                                       Number                                         Percentage of the
                Property Types                       of Mortgage         Aggregate Current            Aggregate Current
                                                        Loans            Principal Balance            Principal Balance
--------------------------------------------------------------------------------------------------------------------------------
     Single Family                                           828               $71,129,766.65                       68.63%
     Manufactured                                             92                13,318,655.94                        12.85
     PUD                                                      66                 5,776,586.16                         5.57
     2-Family                                                 41                 5,769,799.49                         5.57
     Condominium                                              57                 5,401,911.90                         5.21
     3-Family                                                 10                 1,058,819.62                         1.02
     Townhouse                                                12                   517,701.13                         0.50
     4-Family                                                  2                   390,444.84                         0.38
     High Rise Condo                                           1                   173,858.50                         0.17
     Co-op                                                     1                    99,345.14                         0.10
----------------------------------------------------------------------------------------------------------------------------
     Total:                                                1,110              $103,636,889.37                      100.00%
============================================================================================================================


                                 Occupancy Type


--------------------------------------------------------------------------------------------------------------------------------
                                                       Number                                         Percentage of the
                Occupancy Types                      of Mortgage         Aggregate Current            Aggregate Current
                                                        Loans            Principal Balance            Principal Balance
--------------------------------------------------------------------------------------------------------------------------------
     Primary                                               1,063               $98,621,044.37                       95.16%
     Investor                                                 35                 3,629,466.22                         3.50
     Secondary                                                12                 1,386,378.78                         1.34
----------------------------------------------------------------------------------------------------------------------------
     Total:                                                1,110              $103,636,889.37                      100.00%
============================================================================================================================


                                  Loan Purpose


--------------------------------------------------------------------------------------------------------------------------------
                                                       Number                                         Percentage of the
                 Loan Purpose                        of Mortgage         Aggregate Current            Aggregate Current
                                                        Loans            Principal Balance            Principal Balance
--------------------------------------------------------------------------------------------------------------------------------
     Equity Refinance                                        862               $76,014,534.00                       73.35%
     Purchase                                                181                17,749,199.22                        17.13
     Rate/Term Refinance                                      67                 9,873,156.15                         9.53
----------------------------------------------------------------------------------------------------------------------------
     Total:                                                1,110              $103,636,889.37                      100.00%
============================================================================================================================


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
C-BASS Mortgage Loan Asset-Backed Certificates,     [GRAPHIC OMITTED]
Series 2004-CB5                                     C-BASS[SM]
$425,182,000 (approximate)                          CREDIT-BASED ASSET SERVICING
                                                    AND SECURITIZATION LLC
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                  DESCRIPTION OF THE FIXED RATE MORTGAGE LOANS
--------------------------------------------------------------------------------


                           Current Mortgage Loan Rate


--------------------------------------------------------------------------------------------------------------------------------
                   Range of                            Number                                         Percentage of the
          Current Mortgage Loan Rates                of Mortgage         Aggregate Current            Aggregate Current
                                                        Loans            Principal Balance            Principal Balance
--------------------------------------------------------------------------------------------------------------------------------
     4.001% to 4.500%                                          1                  $260,961.06                        0.25%
     4.501% to 5.000%                                          7                 1,937,050.01                         1.87
     5.001% to 5.500%                                         24                 5,548,196.45                         5.35
     5.501% to 6.000%                                         60                 9,911,055.38                         9.56
     6.001% to 6.500%                                         53                 9,414,704.80                         9.08
     6.501% to 7.000%                                         99                15,592,475.71                        15.05
     7.001% to 7.500%                                         76                11,506,887.26                        11.10
     7.501% to 8.000%                                         94                12,181,782.24                        11.75
     8.001% to 8.500%                                         50                 5,490,055.54                         5.30
     8.501% to 9.000%                                         59                 5,681,480.66                         5.48
     9.001% to 9.500%                                         37                 2,917,538.48                         2.82
     9.501% to 10.000%                                        59                 3,692,445.20                         3.56
     10.001% to 10.500%                                       59                 3,006,213.59                         2.90
     10.501% to 11.000%                                      119                 5,090,760.24                         4.91
     11.001% to 11.500%                                       91                 3,552,207.52                         3.43
     11.501% to 12.000%                                      117                 3,939,090.50                         3.80
     12.001% to 12.500%                                       33                 1,380,749.26                         1.33
     12.501% to 13.000%                                       48                 1,369,372.54                         1.32
     13.001% to 13.500%                                       14                   479,975.34                         0.46
     13.501% to 14.000%                                        9                   519,787.59                         0.50
     16.001% to 16.500%                                        1                   164,100.00                         0.16
----------------------------------------------------------------------------------------------------------------------------
     Total:                                                1,110              $103,636,889.37                      100.00%
============================================================================================================================


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
C-BASS Mortgage Loan Asset-Backed Certificates,     [GRAPHIC OMITTED]
Series 2004-CB5                                     C-BASS[SM]
$425,182,000 (approximate)                          CREDIT-BASED ASSET SERVICING
                                                    AND SECURITIZATION LLC
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                  DESCRIPTION OF THE FIXED RATE MORTGAGE LOANS
--------------------------------------------------------------------------------


                      Current Combined Loan-to-Value Ratio


--------------------------------------------------------------------------------------------------------------------------------
                   Range of                            Number                                         Percentage of the
               Current Combined                      of Mortgage         Aggregate Current            Aggregate Current
             Loan-to-Value Ratios                       Loans            Principal Balance            Principal Balance
--------------------------------------------------------------------------------------------------------------------------------
     10.01% to 20.00%                                          4                  $157,659.90                        0.15%
     20.01% to 30.00%                                          5                   312,570.44                         0.30
     30.01% to 40.00%                                         15                 1,078,472.10                         1.04
     40.01% to 50.00%                                         22                 2,546,275.94                         2.46
     50.01% to 60.00%                                         44                 6,170,477.09                         5.95
     60.01% to 70.00%                                         78                 9,176,993.58                         8.85
     70.01% to 80.00%                                        226                29,795,984.34                        28.75
     80.01% to 90.00%                                        296                30,685,142.16                        29.61
     90.01% to 100.00%                                       405                21,790,065.35                        21.03
     100.01% to 110.00%                                       13                 1,100,884.67                         1.06
     110.01% to 120.00%                                        2                   822,363.80                         0.79
----------------------------------------------------------------------------------------------------------------------------
     Total:                                                1,110              $103,636,889.37                      100.00%
============================================================================================================================


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
C-BASS Mortgage Loan Asset-Backed Certificates,     [GRAPHIC OMITTED]
Series 2004-CB5                                     C-BASS[SM]
$425,182,000 (approximate)                          CREDIT-BASED ASSET SERVICING
                                                    AND SECURITIZATION LLC
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                  DESCRIPTION OF THE FIXED RATE MORTGAGE LOANS
--------------------------------------------------------------------------------


                             Geographic Distribution


--------------------------------------------------------------------------------------------------------------------------------
                                                       Number                                         Percentage of the
            Geographic Distribution                  of Mortgage         Aggregate Current            Aggregate Current
                                                        Loans            Principal Balance            Principal Balance
--------------------------------------------------------------------------------------------------------------------------------
     California                                              135               $19,111,851.99                       18.44%
     New York                                                 75                10,580,790.05                        10.21
     Pennsylvania                                             91                 7,023,857.78                         6.78
     Maryland                                                 39                 6,110,602.20                         5.90
     Florida                                                  67                 6,073,308.20                         5.86
     Massachusetts                                            51                 4,646,152.15                         4.48
     New Jersey                                               27                 4,224,217.51                         4.08
     Illinois                                                 48                 4,032,071.56                         3.89
     Ohio                                                     60                 3,743,253.18                         3.61
     Virginia                                                 34                 3,544,591.78                         3.42
     Michigan                                                 76                 3,471,075.67                         3.35
     Georgia                                                  36                 3,421,667.12                         3.30
     North Carolina                                           31                 2,708,372.15                         2.61
     Washington                                               23                 2,374,200.22                         2.29
     Colorado                                                 17                 2,370,303.48                         2.29
     Kentucky                                                 34                 2,342,975.81                         2.26
     Texas                                                    44                 2,320,507.16                         2.24
     Oregon                                                   18                 2,151,586.90                         2.08
     Connecticut                                              25                 1,849,434.26                         1.78
     Indiana                                                  37                 1,694,598.83                         1.64
     South Carolina                                           23                 1,587,773.96                         1.53
     Arizona                                                  18                 1,056,539.23                         1.02
     Rhode Island                                             14                 1,012,198.42                         0.98
     Tennessee                                                12                   933,011.12                         0.90
     Minnesota                                                 9                   740,006.49                         0.71
     Delaware                                                  5                   526,856.80                         0.51
     Nevada                                                    4                   474,372.41                         0.46
     Oklahoma                                                  8                   434,117.57                         0.42
     Iowa                                                      7                   407,904.64                         0.39
     Wisconsin                                                 6                   386,923.93                         0.37
     New Mexico                                                3                   359,143.50                         0.35
     Missouri                                                  8                   331,283.82                         0.32
     Utah                                                      5                   317,465.33                         0.31
     Alabama                                                   3                   216,264.21                         0.21
     Nebraska                                                  4                   207,799.12                         0.20
     New Hampshire                                             4                   203,287.42                         0.20
     Kansas                                                    3                   162,719.85                         0.16
     Louisiana                                                 2                   151,023.90                         0.15
     Montana                                                   1                   150,576.53                         0.15
     Alaska                                                    1                    86,442.78                         0.08
     Arkansas                                                  1                    59,916.28                         0.06
     Mississippi                                               1                    35,844.06                         0.03
----------------------------------------------------------------------------------------------------------------------------
     Total:                                                1,110              $103,636,889.37                      100.00%
============================================================================================================================


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
C-BASS Mortgage Loan Asset-Backed Certificates,     [GRAPHIC OMITTED]
Series 2004-CB5                                     C-BASS[SM]
$425,182,000 (approximate)                          CREDIT-BASED ASSET SERVICING
                                                    AND SECURITIZATION LLC
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                  DESCRIPTION OF THE FIXED RATE MORTGAGE LOANS
--------------------------------------------------------------------------------


                               Loan Documentation


--------------------------------------------------------------------------------------------------------------------------------
                                                       Number                                         Percentage of the
              Loan Documentation                     of Mortgage         Aggregate Current            Aggregate Current
                                                        Loans            Principal Balance            Principal Balance
--------------------------------------------------------------------------------------------------------------------------------
     Full Documentation                                      839               $69,674,760.58                       67.23%
     Stated Income                                           163                21,655,935.32                        20.90
     No Documentation                                         72                 7,358,757.67                         7.10
     Limited Documentation                                    23                 3,000,328.11                         2.90
     Alternate Documentation                                   8                 1,187,277.37                         1.15
     Streamlined Documentation                                 5                   759,830.32                         0.73
----------------------------------------------------------------------------------------------------------------------------
     Total:                                                1,110              $103,636,889.37                      100.00%
============================================================================================================================


                               Performance Status


--------------------------------------------------------------------------------------------------------------------------------
                                                       Number                                         Percentage of the
              Performance Status                     of Mortgage         Aggregate Current            Aggregate Current
                                                        Loans            Principal Balance            Principal Balance
----------------------------------------------------------------------------------------------------------------------------
    Current                                                1,110              $103,636,889.37                      100.00%
----------------------------------------------------------------------------------------------------------------------------
         Total:                                            1,110              $103,636,889.37                      100.00%
============================================================================================================================


                             Prepayment Penalty Term


--------------------------------------------------------------------------------------------------------------------------------
                                                       Number                                         Percentage of the
           Prepayment Penalty Terms                  of Mortgage         Aggregate Current            Aggregate Current
                                                        Loans            Principal Balance            Principal Balance
--------------------------------------------------------------------------------------------------------------------------------
     No Prepayment Penalties                                 407               $27,596,886.01                       26.63%
     12 months                                                97                 9,885,907.85                         9.54
     24 months                                                40                 3,941,929.76                         3.80
     30 months                                                 4                   331,354.57                         0.32
     36 months                                               539                58,569,701.61                        56.51
     60 months                                                23                 3,311,109.57                         3.19
----------------------------------------------------------------------------------------------------------------------------
     Total:                                                1,110              $103,636,889.37                      100.00%
============================================================================================================================


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
C-BASS Mortgage Loan Asset-Backed Certificates,     [GRAPHIC OMITTED]
Series 2004-CB5                                     C-BASS[SM]
$425,182,000 (approximate)                          CREDIT-BASED ASSET SERVICING
                                                    AND SECURITIZATION LLC
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                  DESCRIPTION OF THE FIXED RATE MORTGAGE LOANS
--------------------------------------------------------------------------------



                             C-BASS Series 2004-CB5
                  Mortgage Loan Characteristics Summary Report

Summary                                                                                Total          Minimum           Maximum
                                                                                       -----          -------           -------
--------------------------------------------------------------------------------------------------------------------------------
Aggregate Current Principal Balance                                          $344,395,034.75
Number of Mortgage Loans                                                               1,846
Average Current Principal Loan Balance                                           $186,562.86       $19,724.42       $971,250.00
Average Original Principal Loan Balance                                          $187,610.34       $21,150.00       $971,250.00
Weighted Average Current Combined Loan-to-Value Ratio                                 82.33%            7.97%           100.00%
Weighted Average Mortgage Loan Rate                                                   6.947%           3.500%           14.350%
(1) Weighted Average Gross Margin                                                     5.573%           1.000%            9.760%
(1) Weighted Average Initial Periodic Rate Cap                                        2.721%           1.000%            6.000%
(1) Weighted Average Subsequent Periodic Rate Cap                                     1.163%           1.000%            3.000%
(1) (2) Weighted Average Minimum Mortgage Rate                                        6.919%           2.500%           14.350%
(1) Weighted Average Maximum Mortgage Rate                                           13.308%           8.750%           21.350%
Weighted Average Original Term to Maturity (months)                                      359              180               360
Weighted Average Remaining Term to Stated Maturity (months)                              352              122               359
(1) Weighted Average Term to Roll (months)                                                21                1                66
(2) (3) Weighted Average FICO Score                                                      635              454               806
(1) Adjustable Loans Only
(2) Non-Zero Weighted average.
(3) 100.00% of the Mortgage Loans have FICO Scores.
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                         Percent of Statistical
                                                            Calculation Date
                                            Range          Principal Balance

      Loan Type                             Fixed                      0.00%
                                            ARMs                     100.00%

        Lien                                First                    100.00%
                                            Second                     0.00%

      Balloon Loans                                                    0.00%
      Interest Only Loans                                             14.96%
      FHA Insured Loans                                                0.00%
      Seller Financed Loans                                            0.00%
      Simple Interest Loans                                            0.00%
      Section 32 Loans                                                 0.00%
      Loans with Borrower PMI                                          3.07%
      Loans with Prepayment Penalties                                 77.22%
--------------------------------------------------------------------------------

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
C-BASS Mortgage Loan Asset-Backed Certificates,     [GRAPHIC OMITTED]
Series 2004-CB5                                     C-BASS[SM]
$425,182,000 (approximate)                          CREDIT-BASED ASSET SERVICING
                                                    AND SECURITIZATION LLC
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                DESCRIPTION OF THE ADJUSTABLE RATE MORTGAGE LOANS
--------------------------------------------------------------------------------

                            Current Principal Balance


--------------------------------------------------------------------------------------------------------------------------------
                   Range of                            Number                                         Percentage of the
          Current Principal Balances                 of Mortgage         Aggregate Current            Aggregate Current
                                                        Loans            Principal Balance            Principal Balance
--------------------------------------------------------------------------------------------------------------------------------
      $1 to $50,000                                           50                $1,922,372.87                        0.56%
      $50,001 to $100,000                                    305                23,951,176.15                         6.95
      $100,001 to $150,000                                   469                58,065,757.93                        16.86
      $150,001 to $200,000                                   345                59,656,437.29                        17.32
      $200,001 to $250,000                                   244                54,364,415.90                        15.79
      $250,001 to $300,000                                   181                49,606,372.16                        14.40
      $300,001 to $350,000                                   119                38,587,380.97                        11.20
      $350,001 to $400,000                                    58                21,762,382.77                         6.32
      $400,001 to $450,000                                    32                13,696,842.59                         3.98
      $450,001 to $500,000                                    24                11,411,809.94                         3.31
      $500,001 to $550,000                                     8                 4,225,072.12                         1.23
      $550,001 to $600,000                                     6                 3,432,947.92                         1.00
      $600,001 to $650,000                                     2                 1,294,076.73                         0.38
      $650,001 to $700,000                                     1                   657,311.39                         0.19
      $750,001 to $800,000                                     1                   789,428.02                         0.23
      $800,001 or greater                                      1                   971,250.00                         0.28
----------------------------------------------------------------------------------------------------------------------------
      Total:                                               1,846              $344,395,034.75                      100.00%
============================================================================================================================


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
C-BASS Mortgage Loan Asset-Backed Certificates,     [GRAPHIC OMITTED]
Series 2004-CB5                                     C-BASS[SM]
$425,182,000 (approximate)                          CREDIT-BASED ASSET SERVICING
                                                    AND SECURITIZATION LLC
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                DESCRIPTION OF THE ADJUSTABLE RATE MORTGAGE LOANS
--------------------------------------------------------------------------------


                                   FICO Score


--------------------------------------------------------------------------------------------------------------------------------
                                                       Number                                         Percentage of the
                   Range of                          of Mortgage         Aggregate Current            Aggregate Current
                  FICO Scores                           Loans            Principal Balance            Principal Balance
--------------------------------------------------------------------------------------------------------------------------------
      441 to 460                                               2                  $183,539.26                        0.05%
      461 to 480                                               2                   229,040.47                         0.07
      481 to 500                                              14                 1,468,506.09                         0.43
      501 to 520                                              61                 8,396,107.45                         2.44
      521 to 540                                             117                18,234,165.27                         5.29
      541 to 560                                             159                27,182,914.12                         7.89
      561 to 580                                             135                24,102,602.19                         7.00
      581 to 600                                             149                24,740,535.16                         7.18
      601 to 620                                             168                32,209,446.60                         9.35
      621 to 640                                             188                35,387,979.40                        10.28
      641 to 660                                             249                47,503,342.18                        13.79
      661 to 680                                             195                40,882,626.82                        11.87
      681 to 700                                             133                27,565,947.61                         8.00
      701 to 720                                             126                24,896,394.28                         7.23
      721 to 740                                              71                14,231,527.44                         4.13
      741 to 760                                              41                 9,468,717.62                         2.75
      761 to 780                                              26                 5,662,625.10                         1.64
      781 to 800                                               9                 1,945,880.62                         0.57
      801 to 820                                               1                   103,137.07                         0.03
----------------------------------------------------------------------------------------------------------------------------
      Total:                                               1,846              $344,395,034.75                      100.00%
============================================================================================================================


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
C-BASS Mortgage Loan Asset-Backed Certificates,     [GRAPHIC OMITTED]
Series 2004-CB5                                     C-BASS[SM]
$425,182,000 (approximate)                          CREDIT-BASED ASSET SERVICING
                                                    AND SECURITIZATION LLC
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                DESCRIPTION OF THE ADJUSTABLE RATE MORTGAGE LOANS
--------------------------------------------------------------------------------

                            Original Term To Maturity


----------------------------------------------------------------------------------------------------------------------------
                   Range of                            Number                                         Percentage of the
           Original Term To Maturity                 of Mortgage         Aggregate Current            Aggregate Current
                   (months)                             Loans            Principal Balance            Principal Balance
----------------------------------------------------------------------------------------------------------------------------
      169 to 180                                               1                   $19,724.42                        0.01%
      289 to 300                                              18                 6,032,895.13                         1.75
      349 to 360                                           1,827               338,342,415.20                        98.24
----------------------------------------------------------------------------------------------------------------------------
      Total:                                               1,846              $344,395,034.75                      100.00%
============================================================================================================================


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
C-BASS Mortgage Loan Asset-Backed Certificates,     [GRAPHIC OMITTED]
Series 2004-CB5                                     C-BASS[SM]
$425,182,000 (approximate)                          CREDIT-BASED ASSET SERVICING
                                                    AND SECURITIZATION LLC
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                DESCRIPTION OF THE ADJUSTABLE RATE MORTGAGE LOANS
--------------------------------------------------------------------------------

                        Remaining Term To Stated Maturity


----------------------------------------------------------------------------------------------------------------------------
                   Range of                            Number                                         Percentage of the
       Remaining Term To Stated Maturity             of Mortgage         Aggregate Current            Aggregate Current
                   (months)                             Loans            Principal Balance            Principal Balance
----------------------------------------------------------------------------------------------------------------------------
      121 to 132                                               1                   $19,724.42                        0.01%
      145 to 156                                               1                   171,250.59                         0.05
      157 to 168                                               2                   194,500.94                         0.06
      181 to 192                                               1                    80,569.52                         0.02
      193 to 204                                               1                   135,895.51                         0.04
      205 to 216                                               1                    83,692.69                         0.02
      253 to 264                                               1                    46,463.33                         0.01
      265 to 276                                               3                   207,362.93                         0.06
      277 to 288                                               9                 1,879,607.13                         0.55
      289 to 300                                              30                 6,096,114.18                         1.77
      301 to 312                                             106                 9,470,155.04                         2.75
      313 to 324                                               2                   286,217.20                         0.08
      325 to 336                                               9                 1,126,316.31                         0.33
      337 to 348                                              64                 9,823,804.32                         2.85
      349 to 360                                           1,615               314,773,360.64                        91.40
----------------------------------------------------------------------------------------------------------------------------
      Total:                                               1,846              $344,395,034.75                      100.00%
============================================================================================================================


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
C-BASS Mortgage Loan Asset-Backed Certificates,     [GRAPHIC OMITTED]
Series 2004-CB5                                     C-BASS[SM]
$425,182,000 (approximate)                          CREDIT-BASED ASSET SERVICING
                                                    AND SECURITIZATION LLC
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                DESCRIPTION OF THE ADJUSTABLE RATE MORTGAGE LOANS
--------------------------------------------------------------------------------

                                  Property Type


----------------------------------------------------------------------------------------------------------------------------
                                                       Number                                         Percentage of the
                Property Types                       of Mortgage         Aggregate Current            Aggregate Current
                                                        Loans            Principal Balance            Principal Balance
----------------------------------------------------------------------------------------------------------------------------
      Single Family                                        1,310              $242,480,991.17                       70.41%
      PUD                                                    158                33,812,423.30                         9.82
      Condominium                                            155                25,748,948.81                         7.48
      2-Family                                                90                20,329,695.62                         5.90
      Manufactured                                            80                10,065,360.30                         2.92
      3-Family                                                28                 7,154,731.51                         2.08
      4-Family                                                14                 3,888,541.11                         1.13
      Townhouse                                               10                   814,507.69                         0.24
      High Rise Condo                                          1                    99,835.24                         0.03
----------------------------------------------------------------------------------------------------------------------------
      Total:                                               1,846              $344,395,034.75                      100.00%
============================================================================================================================


                                 Occupancy Type


----------------------------------------------------------------------------------------------------------------------------
                                                       Number                                         Percentage of the
                Occupancy Types                      of Mortgage         Aggregate Current            Aggregate Current
                                                        Loans            Principal Balance            Principal Balance
----------------------------------------------------------------------------------------------------------------------------
     Primary                                               1,700              $318,634,479.39                       92.52%
     Investor                                                124                21,736,868.86                         6.31
     Secondary                                                22                 4,023,686.50                         1.17
----------------------------------------------------------------------------------------------------------------------------
     Total:                                                1,846              $344,395,034.75                      100.00%
============================================================================================================================


                                  Loan Purpose


----------------------------------------------------------------------------------------------------------------------------
                                                       Number                                         Percentage of the
                 Loan Purpose                        of Mortgage         Aggregate Current            Aggregate Current
                                                        Loans            Principal Balance            Principal Balance
----------------------------------------------------------------------------------------------------------------------------
     Equity Refinance                                        894              $168,209,195.03                       48.84%
     Purchase                                                814               152,791,209.07                        44.37
     Rate/Term Refinance                                     138                23,394,630.65                         6.79
----------------------------------------------------------------------------------------------------------------------------
     Total:                                                1,846              $344,395,034.75                      100.00%
============================================================================================================================


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
C-BASS Mortgage Loan Asset-Backed Certificates,     [GRAPHIC OMITTED]
Series 2004-CB5                                     C-BASS[SM]
$425,182,000 (approximate)                          CREDIT-BASED ASSET SERVICING
                                                    AND SECURITIZATION LLC
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                DESCRIPTION OF THE ADJUSTABLE RATE MORTGAGE LOANS
--------------------------------------------------------------------------------


                           Current Mortgage Loan Rate


----------------------------------------------------------------------------------------------------------------------------
                   Range of                            Number                                         Percentage of the
          Current Mortgage Loan Rates                of Mortgage         Aggregate Current            Aggregate Current
                                                        Loans            Principal Balance            Principal Balance
----------------------------------------------------------------------------------------------------------------------------
      3.001% to 3.500%                                         1                  $135,895.51                        0.04%
      3.501% to 4.000%                                         4                   773,885.24                         0.22
      4.001% to 4.500%                                         6                 1,804,387.66                         0.52
      4.501% to 5.000%                                        45                11,174,643.59                         3.24
      5.001% to 5.500%                                        87                20,152,316.90                         5.85
      5.501% to 6.000%                                       195                41,945,682.15                        12.18
      6.001% to 6.500%                                       281                54,267,124.10                        15.76
      6.501% to 7.000%                                       390                76,381,373.31                        22.18
      7.001% to 7.500%                                       253                47,357,804.85                        13.75
      7.501% to 8.000%                                       225                43,388,365.39                        12.60
      8.001% to 8.500%                                       102                17,424,768.27                         5.06
      8.501% to 9.000%                                       107                16,207,407.01                         4.71
      9.001% to 9.500%                                        34                 3,681,098.57                         1.07
      9.501% to 10.000%                                       38                 3,821,988.76                         1.11
      10.001% to 10.500%                                      23                 1,989,289.78                         0.58
      10.501% to 11.000%                                      23                 2,080,024.56                         0.60
      11.001% to 11.500%                                      10                   489,565.40                         0.14
      11.501% to 12.000%                                      12                   668,914.45                         0.19
      12.001% to 12.500%                                       4                   306,500.66                         0.09
      12.501% to 13.000%                                       2                   191,781.47                         0.06
      13.001% to 13.500%                                       1                    35,211.42                         0.01
      13.501% to 14.000%                                       2                    97,281.28                         0.03
      14.001% to 14.500%                                       1                    19,724.42                         0.01
----------------------------------------------------------------------------------------------------------------------------
      Total:                                               1,846              $344,395,034.75                      100.00%
============================================================================================================================


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
C-BASS Mortgage Loan Asset-Backed Certificates,     [GRAPHIC OMITTED]
Series 2004-CB5                                     C-BASS[SM]
$425,182,000 (approximate)                          CREDIT-BASED ASSET SERVICING
                                                    AND SECURITIZATION LLC
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                DESCRIPTION OF THE ADJUSTABLE RATE MORTGAGE LOANS
--------------------------------------------------------------------------------

                      Current Combined Loan-to-Value Ratio


----------------------------------------------------------------------------------------------------------------------------
                   Range of                            Number                                         Percentage of the
               Current Combined                      of Mortgage         Aggregate Current            Aggregate Current
             Loan-to-Value Ratios                       Loans            Principal Balance            Principal Balance
----------------------------------------------------------------------------------------------------------------------------
      0.01% to 10.00%                                          2                  $223,229.69                        0.06%
      10.01% to 20.00%                                         2                   621,254.53                         0.18
      20.01% to 30.00%                                         3                   276,410.11                         0.08
      30.01% to 40.00%                                        15                 1,619,265.62                         0.47
      40.01% to 50.00%                                        20                 2,825,058.17                         0.82
      50.01% to 60.00%                                        56                 8,536,856.61                         2.48
      60.01% to 70.00%                                       143                22,478,052.94                         6.53
      70.01% to 80.00%                                       768               142,173,604.82                        41.28
      80.01% to 90.00%                                       478                96,697,561.54                        28.08
      90.01% to 100.00%                                      359                68,943,740.72                        20.02
----------------------------------------------------------------------------------------------------------------------------
      Total:                                               1,846              $344,395,034.75                      100.00%
============================================================================================================================


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
C-BASS Mortgage Loan Asset-Backed Certificates,     [GRAPHIC OMITTED]
Series 2004-CB5                                     C-BASS[SM]
$425,182,000 (approximate)                          CREDIT-BASED ASSET SERVICING
                                                    AND SECURITIZATION LLC
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                DESCRIPTION OF THE ADJUSTABLE RATE MORTGAGE LOANS
--------------------------------------------------------------------------------

                             Geographic Distribution


----------------------------------------------------------------------------------------------------------------------------
                                                       Number                                         Percentage of the
            Geographic Distribution                  of Mortgage         Aggregate Current            Aggregate Current
                                                        Loans            Principal Balance            Principal Balance
----------------------------------------------------------------------------------------------------------------------------
      California                                             538              $133,591,279.77                       38.79%
      Florida                                                216                31,945,619.24                         9.28
      Massachusetts                                           90                21,235,149.10                         6.17
      New York                                                65                17,894,742.29                         5.20
      Illinois                                                78                12,831,801.28                         3.73
      Maryland                                                58                11,554,046.75                         3.35
      Colorado                                                61                10,285,939.96                         2.99
      Virginia                                                51                 9,141,041.32                         2.65
      Pennsylvania                                            54                 8,590,354.06                         2.49
      Connecticut                                             53                 8,425,486.59                         2.45
      Arizona                                                 53                 7,572,307.18                         2.20
      Washington                                              44                 7,378,692.26                         2.14
      Michigan                                                45                 6,592,823.15                         1.91
      Nevada                                                  37                 6,513,592.32                         1.89
      Ohio                                                    44                 5,004,999.00                         1.45
      New Jersey                                              24                 4,851,063.92                         1.41
      Georgia                                                 31                 4,636,985.92                         1.35
      Rhode Island                                            21                 3,622,143.80                         1.05
      Oregon                                                  23                 3,188,526.52                         0.93
      Indiana                                                 21                 2,896,482.81                         0.84
      North Carolina                                          30                 2,692,269.15                         0.78
      Minnesota                                               17                 2,575,570.21                         0.75
      Missouri                                                25                 2,480,158.81                         0.72
      Kentucky                                                16                 2,271,506.79                         0.66
      Texas                                                   26                 2,209,987.26                         0.64
      Utah                                                    14                 1,862,634.15                         0.54
      New Hampshire                                           11                 1,515,957.14                         0.44
      Tennessee                                               13                 1,504,617.65                         0.44
      Maine                                                   11                 1,319,381.19                         0.38
      South Carolina                                          10                 1,190,305.29                         0.35
      Wisconsin                                               10                 1,105,311.28                         0.32
      Montana                                                  9                 1,019,338.32                         0.30
      Mississippi                                              7                   858,127.39                         0.25
      Kansas                                                   7                   741,814.75                         0.22
      New Mexico                                               6                   696,319.01                         0.20
      Hawaii                                                   2                   525,000.00                         0.15
      West Virginia                                            5                   459,583.58                         0.13
      Nebraska                                                 4                   418,949.39                         0.12
      Alabama                                                  4                   355,451.29                         0.10
      Iowa                                                     3                   184,892.24                         0.05
      Arkansas                                                 3                   168,712.46                         0.05
      Delaware                                                 2                   150,534.25                         0.04
      Wyoming                                                  1                   115,299.19                         0.03
      Idaho                                                    1                   107,786.61                         0.03
      Louisiana                                                1                    58,772.99                         0.02
      Oklahoma                                                 1                    53,677.12                         0.02
----------------------------------------------------------------------------------------------------------------------------
      Total:                                               1,846              $344,395,034.75                      100.00%
============================================================================================================================


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
C-BASS Mortgage Loan Asset-Backed Certificates,     [GRAPHIC OMITTED]
Series 2004-CB5                                     C-BASS[SM]
$425,182,000 (approximate)                          CREDIT-BASED ASSET SERVICING
                                                    AND SECURITIZATION LLC
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                DESCRIPTION OF THE ADJUSTABLE RATE MORTGAGE LOANS
--------------------------------------------------------------------------------

                               Loan Documentation


----------------------------------------------------------------------------------------------------------------------------
                                                       Number                                         Percentage of the
              Loan Documentation                     of Mortgage         Aggregate Current            Aggregate Current
                                                        Loans            Principal Balance            Principal Balance
----------------------------------------------------------------------------------------------------------------------------
      Full Documentation                                   1,036              $180,187,380.41                       52.32%
      Stated Income                                          679               136,534,214.62                        39.64
      No Documentation                                        55                13,264,177.52                         3.85
      Limited Documentation                                   56                10,829,029.43                         3.14
      Alternate Documentation                                 13                 2,441,999.10                         0.71
      Streamlined Documentation                                7                 1,138,233.67                         0.33
----------------------------------------------------------------------------------------------------------------------------
      Total:                                               1,846              $344,395,034.75                      100.00%
============================================================================================================================


                               Performance Status


----------------------------------------------------------------------------------------------------------------------------
                                                       Number                                         Percentage of the
              Performance Status                     of Mortgage         Aggregate Current            Aggregate Current
                                                        Loans            Principal Balance            Principal Balance
----------------------------------------------------------------------------------------------------------------------------
         Current                                           1,846              $344,395,034.75                      100.00%
----------------------------------------------------------------------------------------------------------------------------
         Total:                                            1,846              $344,395,034.75                      100.00%
============================================================================================================================


                             Prepayment Penalty Term


                                                       Number                                         Percentage of the
           Prepayment Penalty Terms                  of Mortgage         Aggregate Current            Aggregate Current
                                                        Loans            Principal Balance            Principal Balance
----------------------------------------------------------------------------------------------------------------------------
     No Prepayment Penalties                                 448               $78,443,055.72                       22.78%
     12 months                                                76                19,674,237.27                         5.71
     24 months                                               927               173,698,790.24                        50.44
     30 months                                                 1                   165,981.98                         0.05
     36 months                                               357                68,241,022.87                        19.81
     60 months                                                37                 4,171,946.67                         1.21
----------------------------------------------------------------------------------------------------------------------------
     Total:                                                1,846              $344,395,034.75                      100.00%
============================================================================================================================


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
C-BASS Mortgage Loan Asset-Backed Certificates,     [GRAPHIC OMITTED]
Series 2004-CB5                                     C-BASS[SM]
$425,182,000 (approximate)                          CREDIT-BASED ASSET SERVICING
                                                    AND SECURITIZATION LLC
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                DESCRIPTION OF THE ADJUSTABLE RATE MORTGAGE LOANS
--------------------------------------------------------------------------------


                                  Gross Margin


----------------------------------------------------------------------------------------------------------------------------
                   Range of                            Number                                         Percentage of the
                 Gross Margins                       of Mortgage         Aggregate Current            Aggregate Current
                                                        Loans            Principal Balance            Principal Balance
----------------------------------------------------------------------------------------------------------------------------
     0.501% to 1.000%                                          1                  $175,212.25                        0.05%
     1.001% to 1.500%                                         35                 7,323,457.99                         2.13
     1.501% to 2.000%                                          2                   194,752.64                         0.06
     2.001% to 2.500%                                          4                   770,312.81                         0.22
     2.501% to 3.000%                                         20                 3,489,315.91                         1.01
     3.001% to 3.500%                                         43                12,685,177.69                         3.68
     3.501% to 4.000%                                         24                 5,484,131.68                         1.59
     4.001% to 4.500%                                         49                11,360,849.39                         3.30
     4.501% to 5.000%                                        323                66,454,410.70                        19.30
     5.001% to 5.500%                                        245                50,882,425.41                        14.77
     5.501% to 6.000%                                        404                72,939,986.57                        21.18
     6.001% to 6.500%                                        342                56,492,469.35                        16.40
     6.501% to 7.000%                                        189                29,529,747.55                         8.57
     7.001% to 7.500%                                         94                15,894,287.23                         4.62
     7.501% to 8.000%                                         43                 6,933,763.28                         2.01
     8.001% to 8.500%                                         19                 2,939,703.82                         0.85
     8.501% to 9.000%                                          4                   366,570.50                         0.11
     9.001% to 9.500%                                          2                   110,106.94                         0.03
     9.501% to 10.000%                                         3                   368,353.04                         0.11
----------------------------------------------------------------------------------------------------------------------------
     Total:                                                1,846              $344,395,034.75                      100.00%
============================================================================================================================


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
C-BASS Mortgage Loan Asset-Backed Certificates,     [GRAPHIC OMITTED]
Series 2004-CB5                                     C-BASS[SM]
$425,182,000 (approximate)                          CREDIT-BASED ASSET SERVICING
                                                    AND SECURITIZATION LLC
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                DESCRIPTION OF THE ADJUSTABLE RATE MORTGAGE LOANS
--------------------------------------------------------------------------------


                            Initial Periodic Rate Cap


----------------------------------------------------------------------------------------------------------------------------
                                                       Number                                         Percentage of the
          Initial Periodic Rate Caps                 of Mortgage         Aggregate Current            Aggregate Current
                                                        Loans            Principal Balance            Principal Balance
----------------------------------------------------------------------------------------------------------------------------
     1.000%                                                  105               $13,859,973.44                        4.02%
     1.500%                                                  218                29,728,840.40                         8.63
     2.000%                                                  146                30,142,540.69                         8.75
     2.895%                                                    1                   255,425.00                         0.07
     2.980%                                                    1                   279,998.66                         0.08
     2.985%                                                   13                 4,277,856.89                         1.24
     2.990%                                                    2                   378,555.42                         0.11
     3.000%                                                1,328               258,776,257.56                        75.14
     3.025%                                                    1                   466,764.58                         0.14
     3.055%                                                    2                   752,850.00                         0.22
     4.000%                                                   26                 4,773,010.20                         1.39
     5.000%                                                    2                   613,951.91                         0.18
     6.000%                                                    1                    89,010.00                         0.03
----------------------------------------------------------------------------------------------------------------------------
     Total:                                                1,846              $344,395,034.75                      100.00%
============================================================================================================================




                          Subsequent Periodic Rate Cap


-----------------------------------------------------------------------------------------------------------------------------
                                                       Number                                         Percentage of the
         Subsequent Periodic Rate Caps               of Mortgage         Aggregate Current            Aggregate Current
                                                        Loans            Principal Balance            Principal Balance
-----------------------------------------------------------------------------------------------------------------------------
     1.000%                                                1,467              $282,308,526.64                       81.97%
     1.500%                                                  229                30,974,858.05                         8.99
     2.000%                                                  102                19,205,947.12                         5.58
     2.500%                                                   25                 4,654,481.69                         1.35
     3.000%                                                   23                 7,251,221.25                         2.11
-----------------------------------------------------------------------------------------------------------------------------
     Total:                                                1,846              $344,395,034.75                      100.00%
=============================================================================================================================


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
C-BASS Mortgage Loan Asset-Backed Certificates,     [GRAPHIC OMITTED]
Series 2004-CB5                                     C-BASS[SM]
$425,182,000 (approximate)                          CREDIT-BASED ASSET SERVICING
                                                    AND SECURITIZATION LLC
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                DESCRIPTION OF THE ADJUSTABLE RATE MORTGAGE LOANS
--------------------------------------------------------------------------------

                                                   Maximum Mortgage Rate


----------------------------------------------------------------------------------------------------------------------------
                   Range of                            Number                                         Percentage of the
            Maximum Mortgage Rates                   of Mortgage         Aggregate Current            Aggregate Current
                                                        Loans            Principal Balance            Principal Balance
----------------------------------------------------------------------------------------------------------------------------
     8.501% to 9.000%                                          1                  $139,343.52                        0.04%
     9.001% to 9.500%                                          1                   235,114.65                         0.07
     9.501% to 10.000%                                         2                   311,217.36                         0.09
     10.001% to 10.500%                                        1                   149,457.15                         0.04
     10.501% to 11.000%                                       22                 5,107,317.16                         1.48
     11.001% to 11.500%                                       63                14,104,497.70                         4.10
     11.501% to 12.000%                                      166                38,005,716.04                        11.04
     12.001% to 12.500%                                      238                47,550,478.61                        13.81
     12.501% to 13.000%                                      312                63,802,403.51                        18.53
     13.001% to 13.500%                                      248                48,463,595.70                        14.07
     13.501% to 14.000%                                      214                39,621,021.37                        11.50
     14.001% to 14.500%                                      181                32,654,970.84                         9.48
     14.501% to 15.000%                                      140                25,068,519.38                         7.28
     15.001% to 15.500%                                       61                 9,390,743.80                         2.73
     15.501% to 16.000%                                       68                 9,159,667.63                         2.66
     16.001% to 16.500%                                       27                 2,652,260.93                         0.77
     16.501% to 17.000%                                       31                 2,984,148.91                         0.87
     17.001% to 17.500%                                       27                 2,343,806.79                         0.68
     17.501% to 18.000%                                       18                 1,206,250.31                         0.35
     18.001% to 18.500%                                       12                   635,872.75                         0.18
     18.501% to 19.000%                                        7                   471,133.08                         0.14
     19.001% to 19.500%                                        1                   155,835.83                         0.05
     19.501% to 20.000%                                        2                    64,656.03                         0.02
     20.501% to 21.000%                                        2                    97,281.28                         0.03
     21.001% to 21.500%                                        1                    19,724.42                         0.01
----------------------------------------------------------------------------------------------------------------------------
     Total:                                                1,846              $344,395,034.75                      100.00%
============================================================================================================================


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
C-BASS Mortgage Loan Asset-Backed Certificates,     [GRAPHIC OMITTED]
Series 2004-CB5                                     C-BASS[SM]
$425,182,000 (approximate)                          CREDIT-BASED ASSET SERVICING
                                                    AND SECURITIZATION LLC
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                DESCRIPTION OF THE ADJUSTABLE RATE MORTGAGE LOANS
--------------------------------------------------------------------------------


                              Minimum Mortgage Rate


----------------------------------------------------------------------------------------------------------------------------
                   Range of                            Number                                         Percentage of the
            Minimum Mortgage Rates                   of Mortgage         Aggregate Current            Aggregate Current
                                                        Loans            Principal Balance            Principal Balance
----------------------------------------------------------------------------------------------------------------------------
      No Minimum Mortgage Rate                               209               $39,534,375.71                       11.48%
     2.001% - 2.500%                                           1                    84,329.45                         0.02
     2.501% - 3.000%                                           1                    89,010.00                         0.03
     3.001% - 3.500%                                           5                 1,221,676.95                         0.35
     3.501% - 4.000%                                           4                   958,424.95                         0.28
     4.001% - 4.500%                                           5                 1,550,711.27                         0.45
     4.501% - 5.000%                                          38                10,248,728.93                         2.98
     5.001% - 5.500%                                          78                18,119,300.01                         5.26
     5.501% - 6.000%                                         181                38,744,937.70                        11.25
     6.001% - 6.500%                                         257                50,019,288.95                        14.52
     6.501% - 7.000%                                         337                65,152,261.27                        18.92
     7.001% - 7.500%                                         216                41,708,043.66                        12.11
     7.501% - 8.000%                                         187                34,681,122.67                        10.07
     8.001% - 8.500%                                          86                14,713,289.41                         4.27
     8.501% - 9.000%                                          97                14,963,089.30                         4.34
     9.001% - 9.500%                                          30                 3,076,991.30                         0.89
     9.501% - 10.000%                                         38                 3,894,999.04                         1.13
     10.001% - 10.500%                                        22                 1,844,832.50                         0.54
     10.501% - 11.000%                                        22                 1,980,642.58                         0.58
     11.001% - 11.500%                                        10                   489,565.40                         0.14
     11.501% - 12.000%                                        12                   668,914.45                         0.19
     12.001% - 12.500%                                         4                   306,500.66                         0.09
     12.501% - 13.000%                                         2                   191,781.47                         0.06
     13.001% - 13.500%                                         1                    35,211.42                         0.01
     13.501% - 14.000%                                         2                    97,281.28                         0.03
     14.001% - 14.500%                                         1                    19,724.42                         0.01
----------------------------------------------------------------------------------------------------------------------------
     Total:                                                1,846              $344,395,034.75                      100.00%
============================================================================================================================


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
C-BASS Mortgage Loan Asset-Backed Certificates,     [GRAPHIC OMITTED]
Series 2004-CB5                                     C-BASS[SM]
$425,182,000 (approximate)                          CREDIT-BASED ASSET SERVICING
                                                    AND SECURITIZATION LLC
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                DESCRIPTION OF THE ADJUSTABLE RATE MORTGAGE LOANS
--------------------------------------------------------------------------------

                            Next Loan Rate Adjustment


----------------------------------------------------------------------------------------------------------------------------
                Next Loan Rate                         Number                                         Percentage of the
                  Adjustment                         of Mortgage         Aggregate Current            Aggregate Current
                 (Month-Year)                           Loans            Principal Balance            Principal Balance
----------------------------------------------------------------------------------------------------------------------------
     August-04                                                40                $8,231,170.55                        2.39%
     September-04                                            110                 9,889,727.03                         2.87
     October-04                                               21                 3,336,058.42                         0.97
     November-04                                              53                 8,281,594.34                         2.40
     December-04                                              47                 7,996,515.28                         2.32
     January-05                                               12                 1,625,759.86                         0.47
     February-05                                               3                   721,768.17                         0.21
     March-05                                                  3                   359,509.28                         0.10
     April-05                                                  2                   305,851.94                         0.09
     May-05                                                    3                   614,746.92                         0.18
     June-05                                                   8                 1,018,043.30                         0.30
     July-05                                                  14                 2,939,573.47                         0.85
     August-05                                                23                 4,281,585.51                         1.24
     September-05                                             16                 2,547,780.25                         0.74
     October-05                                               25                 3,880,322.21                         1.13
     November-05                                              62                11,058,395.57                         3.21
     December-05                                              54                10,846,860.16                         3.15
     January-06                                               82                17,394,543.54                         5.05
     February-06                                             203                39,012,993.55                        11.33
     March-06                                                127                23,568,103.04                         6.84
     April-06                                                384                75,717,531.76                        21.99
     May-06                                                  196                37,390,165.63                        10.86
     June-06                                                   1                   258,844.77                         0.08
     August-06                                                 1                   277,592.93                         0.08
     September-06                                              1                   182,689.39                         0.05
     October-06                                                1                   284,137.47                         0.08
     December-06                                               2                   268,120.11                         0.08
     January-07                                                1                   106,104.62                         0.03
     March-07                                                  3                   761,520.38                         0.22
     April-07                                                 67                14,819,348.91                         4.30
     May-07                                                  232                46,450,229.06                        13.49
     June-07                                                  38                 7,276,773.87                         2.11
     March-08                                                  1                    89,010.00                         0.03
     June-08                                                   1                   235,114.65                         0.07
     October-08                                                1                   138,398.45                         0.04
     November-08                                               1                   246,904.63                         0.07
     April-09                                                  5                 1,670,578.69                         0.49
     May-09                                                    1                   161,609.89                         0.05
     January-10                                                1                   149,457.15                         0.04
----------------------------------------------------------------------------------------------------------------------------
     Total:                                                1,846              $344,395,034.75                      100.00%
============================================================================================================================

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
C-BASS Mortgage Loan Asset-Backed Certificates,     [GRAPHIC OMITTED]
Series 2004-CB5                                     C-BASS[SM]
$425,182,000 (approximate)                          CREDIT-BASED ASSET SERVICING
                                                    AND SECURITIZATION LLC
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                DESCRIPTION OF THE ADJUSTABLE RATE MORTGAGE LOANS
--------------------------------------------------------------------------------


                             BOND SUMMARY (to Call)
                             ----------------------

Class AV-1
------------------------------------------------------------------------------------------------------------------------------------
Percent Prepay Assumption               0%            50%           75%           100%          125%          150%          200%
------------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)                    10.49         1.50           1.10          0.87          0.73          0.62          0.47
Modified Duration                      9.43          1.47           1.08          0.86          0.72          0.61          0.47
First Principal Payment Date         8/25/2004     8/25/2004     8/25/2004      8/25/2004     8/25/2004     8/25/2004     8/25/2004
Last Principal Payment Date          9/25/2021     6/25/2007     8/25/2006      3/25/2006    12/25/2005    10/25/2005     6/25/2005
Payment Windows (mos.)                  206           35             25            20            17            15            11

Class AV-2
------------------------------------------------------------------------------------------------------------------------------------
Percent Prepay Assumption               0%            50%           75%           100%          125%          150%          200%
------------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)                    22.38         5.61           3.85          2.84          2.07          1.75          1.34
Modified Duration                      18.26         5.26           3.68          2.73          2.02          1.71          1.31
First Principal Payment Date         9/25/2021     6/25/2007     8/25/2006      3/25/2006    12/25/2005    10/25/2005     6/25/2005
Last Principal Payment Date          3/25/2032     7/25/2015     1/25/2012      2/25/2010    12/25/2008     1/25/2007     6/25/2006
Payment Windows (mos.)                  127           98             66            48            37            16            13

Class AV-3
------------------------------------------------------------------------------------------------------------------------------------
Percent Prepay Assumption               0%            50%           75%           100%          125%          150%          200%
------------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)                    28.05         12.25          8.39          6.26          4.88          2.86          2.02
Modified Duration                      21.20         10.75          7.65          5.82          4.60          2.75          1.96
First Principal Payment Date         3/25/2032     7/25/2015     1/25/2012      2/25/2010    12/25/2008     1/25/2007     6/25/2006
Last Principal Payment Date          9/25/2032     1/25/2017     2/25/2013     12/25/2010     7/25/2009     8/25/2008    10/25/2006
Payment Windows (mos.)                   7            19             14            11             8            20             5


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
C-BASS Mortgage Loan Asset-Backed Certificates,     [GRAPHIC OMITTED]
Series 2004-CB5                                     C-BASS[SM]
$425,182,000 (approximate)                          CREDIT-BASED ASSET SERVICING
                                                    AND SECURITIZATION LLC
--------------------------------------------------------------------------------


                             BOND SUMMARY (to Call)
                             ----------------------


------------------------------------------------------------------------------------------------------------------------------------
Class M-1
------------------------------------------------------------------------------------------------------------------------------------
Percent Prepay Assumption               0%            50%           75%           100%          125%          150%          200%
Average Life (yrs.)                    25.39         8.31           5.69          4.53          4.24          4.04          2.79
Modified Duration                      19.44         7.48           5.27          4.26          4.02          3.83          2.68
First Principal Payment Date         3/25/2025     9/25/2008     8/25/2007     12/25/2007     4/25/2008     8/25/2008    10/25/2006
Last Principal Payment Date          9/25/2032     1/25/2017     2/25/2013     12/25/2010     7/25/2009     8/25/2008     6/25/2007
Payment Windows (mos.)                  91            101            67            37            16             1             9

------------------------------------------------------------------------------------------------------------------------------------
Class M-2
------------------------------------------------------------------------------------------------------------------------------------
Percent Prepay Assumption               0%            50%           75%           100%          125%          150%          200%
Average Life (yrs.)                    25.39         8.31           5.69          4.46          3.95          3.92          2.85
Modified Duration                      17.93         7.23           5.15          4.12          3.69          3.66          2.70
First Principal Payment Date         3/25/2025     9/25/2008     8/25/2007     10/25/2007    12/25/2007     3/25/2008     4/25/2007
Last Principal Payment Date          9/25/2032     1/25/2017     2/25/2013     12/25/2010     7/25/2009     8/25/2008     6/25/2007
Payment Windows (mos.)                  91            101            67            39            20             6             3

------------------------------------------------------------------------------------------------------------------------------------
Class M-3
------------------------------------------------------------------------------------------------------------------------------------
Percent Prepay Assumption               0%            50%           75%           100%          125%          150%          200%
Average Life (yrs.)                    25.39         8.31           5.69          4.43          3.84          3.67          2.71
Modified Duration                      17.51         7.16           5.11          4.07          3.57          3.42          2.56
First Principal Payment Date         4/25/2025     9/25/2008     8/25/2007      9/25/2007    11/25/2007     1/25/2008     3/25/2007
Last Principal Payment Date          9/25/2032     1/25/2017     2/25/2013     12/25/2010     7/25/2009     8/25/2008     6/25/2007
Payment Windows (mos.)                  90            101            67            40            21             8             4


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
C-BASS Mortgage Loan Asset-Backed Certificates,     [GRAPHIC OMITTED]
Series 2004-CB5                                     C-BASS[SM]
$425,182,000 (approximate)                          CREDIT-BASED ASSET SERVICING
                                                    AND SECURITIZATION LLC
--------------------------------------------------------------------------------


                             BOND SUMMARY (to Call)
                             ----------------------


------------------------------------------------------------------------------------------------------------------------------------
Class B-1
------------------------------------------------------------------------------------------------------------------------------------
Percent Prepay Assumption               0%            50%           75%           100%          125%          150%          200%
Average Life (yrs.)                    25.39         8.31           5.69          4.41          3.81          3.58          2.64
Modified Duration                      16.71         7.03           5.04          4.01          3.51          3.31          2.48
First Principal Payment Date         4/25/2025     9/25/2008     8/25/2007      9/25/2007    10/25/2007    12/25/2007     2/25/2007
Last Principal Payment Date          9/25/2032     1/25/2017     2/25/2013     12/25/2010     7/25/2009     8/25/2008     6/25/2007
Payment Windows (mos.)                  90            101            67            40            22             9             5

------------------------------------------------------------------------------------------------------------------------------------
Class B-2
------------------------------------------------------------------------------------------------------------------------------------
Percent Prepay Assumption               0%            50%           75%           100%          125%          150%          200%
Average Life (yrs.)                    25.39         8.31           5.69          4.41          3.77          3.51          2.59
Modified Duration                      16.24         6.94           5.00          3.98          3.46          3.24          2.43
First Principal Payment Date         4/25/2025     9/25/2008     8/25/2007      9/25/2007    10/25/2007    11/25/2007     1/25/2007
Last Principal Payment Date          9/25/2032     1/25/2017     2/25/2013     12/25/2010     7/25/2009     8/25/2008     6/25/2007
Payment Windows (mos.)                  90            101            67            40            22            10             6


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
C-BASS Mortgage Loan Asset-Backed Certificates,     [GRAPHIC OMITTED]
Series 2004-CB5                                     C-BASS[SM]
$425,182,000 (approximate)                          CREDIT-BASED ASSET SERVICING
                                                    AND SECURITIZATION LLC
--------------------------------------------------------------------------------


                           BOND SUMMARY (to Maturity)
                           --------------------------


------------------------------------------------------------------------------------------------------------------------------------
Class AV-1
------------------------------------------------------------------------------------------------------------------------------------
Percent Prepay Assumption               0%            50%           75%           100%          125%          150%          200%
Average Life (yrs.)                    10.49         1.50           1.10          0.87          0.73          0.62          0.47
Modified Duration                      9.43          1.47           1.08          0.86          0.72          0.61          0.47
First Principal Payment Date         8/25/2004     8/25/2004     8/25/2004      8/25/2004     8/25/2004     8/25/2004     8/25/2004
Last Principal Payment Date          9/25/2021     6/25/2007     8/25/2006      3/25/2006    12/25/2005    10/25/2005     6/25/2005
Payment Windows (mos.)                  206           35             25            20            17            15            11

------------------------------------------------------------------------------------------------------------------------------------
Class AV-2
------------------------------------------------------------------------------------------------------------------------------------
Percent Prepay Assumption               0%            50%           75%           100%          125%          150%          200%
Average Life (yrs.)                    22.38         5.61           3.85          2.84          2.07          1.75          1.34
Modified Duration                      18.26         5.26           3.68          2.73          2.02          1.71          1.31
First Principal Payment Date         9/25/2021     6/25/2007     8/25/2006      3/25/2006    12/25/2005    10/25/2005     6/25/2005
Last Principal Payment Date          3/25/2032     7/25/2015     1/25/2012      2/25/2010    12/25/2008     1/25/2007     6/25/2006
Payment Windows (mos.)                  127           98             66            48            37            16            13

------------------------------------------------------------------------------------------------------------------------------------
Class AV-3
------------------------------------------------------------------------------------------------------------------------------------
Percent Prepay Assumption               0%            50%           75%           100%          125%          150%          200%
Average Life (yrs.)                    28.61         15.30         10.77          8.08          6.33          3.27          2.02
Modified Duration                      21.51         12.95          9.52          7.34          5.86          3.11          1.96
First Principal Payment Date         3/25/2032     7/25/2015     1/25/2012      2/25/2010    12/25/2008     1/25/2007     6/25/2006
Last Principal Payment Date          3/25/2034     5/25/2029     3/25/2023      1/25/2019     1/25/2016    11/25/2013    10/25/2006
Payment Windows (mos.)                  25            167           135            108           86            83             5


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
C-BASS Mortgage Loan Asset-Backed Certificates,     [GRAPHIC OMITTED]
Series 2004-CB5                                     C-BASS[SM]
$425,182,000 (approximate)                          CREDIT-BASED ASSET SERVICING
                                                    AND SECURITIZATION LLC
--------------------------------------------------------------------------------


                           BOND SUMMARY (to Maturity)
                           --------------------------


------------------------------------------------------------------------------------------------------------------------------------
Class M-1
------------------------------------------------------------------------------------------------------------------------------------
Percent Prepay Assumption               0%            50%           75%            100%          125%          150%          200%
Average Life (yrs.)                    25.53         9.07           6.27           4.97          4.60          5.47          4.06
Modified Duration                      19.52         8.03           5.74           4.64          4.33          5.11          3.84
First Principal Payment Date         3/25/2025     9/25/2008     8/25/2007      12/25/2007     4/25/2008    12/25/2008    10/25/2006
Last Principal Payment Date          1/25/2034    11/25/2025     12/25/2019     4/25/2016     10/25/2013     1/25/2012     1/25/2011
Payment Windows (mos.)                  107           207           149            101            67            38            52

------------------------------------------------------------------------------------------------------------------------------------
Class M-2
------------------------------------------------------------------------------------------------------------------------------------
Percent Prepay Assumption               0%            50%           75%            100%          125%          150%          200%
Average Life (yrs.)                    25.53         9.01           6.23           4.86          4.27          4.21          3.12
Modified Duration                      17.99         7.70           5.55           4.44          3.96          3.92          2.95
First Principal Payment Date         3/25/2025     9/25/2008     8/25/2007      10/25/2007    12/25/2007     3/25/2008     4/25/2007
Last Principal Payment Date         12/25/2033     6/25/2024     12/25/2018     6/25/2015      2/25/2013     6/25/2011     4/25/2009
Payment Windows (mos.)                  106           190           137             93            63            40            25

------------------------------------------------------------------------------------------------------------------------------------
Class M-3
------------------------------------------------------------------------------------------------------------------------------------
Percent Prepay Assumption               0%            50%           75%           100%          125%          150%          200%
Average Life (yrs.)                    25.52         8.94           6.17          4.79          4.13          3.89          2.85
Modified Duration                      17.57         7.58           5.47          4.36          3.81          3.62          2.69
First Principal Payment Date         4/25/2025     9/25/2008     8/25/2007      9/25/2007    11/25/2007     1/25/2008     3/25/2007
Last Principal Payment Date         10/25/2033     8/25/2022     6/25/2017      3/25/2014     2/25/2012     9/25/2010    10/25/2008
Payment Windows (mos.)                  103           168           119            79            52            33            20


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
C-BASS Mortgage Loan Asset-Backed Certificates,     [GRAPHIC OMITTED]
Series 2004-CB5                                     C-BASS[SM]
$425,182,000 (approximate)                          CREDIT-BASED ASSET SERVICING
                                                    AND SECURITIZATION LLC
--------------------------------------------------------------------------------


                           BOND SUMMARY (to Maturity)
                           --------------------------


------------------------------------------------------------------------------------------------------------------------------------
Class B-1
------------------------------------------------------------------------------------------------------------------------------------
Percent Prepay Assumption               0%            50%           75%           100%          125%          150%          200%
Average Life (yrs.)                    25.52         8.89           6.13          4.74          4.07          3.78          2.77
Modified Duration                      16.77         7.39           5.36          4.26          3.72          3.49          2.60
First Principal Payment Date         4/25/2025     9/25/2008     8/25/2007      9/25/2007    10/25/2007    12/25/2007     2/25/2007
Last Principal Payment Date          9/25/2033    12/25/2021     11/25/2016    10/25/2013    10/25/2011     5/25/2010     8/25/2008
Payment Windows (mos.)                  102           160           112            74            49            30            19

------------------------------------------------------------------------------------------------------------------------------------
Class B-2
------------------------------------------------------------------------------------------------------------------------------------
Percent Prepay Assumption               0%            50%           75%           100%          125%          150%          200%
Average Life (yrs.)                    25.51         8.82           6.08          4.70          4.00          3.70          2.70
Modified Duration                      16.29         7.25           5.27          4.20          3.64          3.39          2.53
First Principal Payment Date         4/25/2025     9/25/2008     8/25/2007      9/25/2007    10/25/2007    11/25/2007     1/25/2007
Last Principal Payment Date          8/25/2033     2/25/2021     4/25/2016      4/25/2013     5/25/2011     2/25/2010     5/25/2008
Payment Windows (mos.)                  101           150           105            68            44            28            17


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
C-BASS Mortgage Loan Asset-Backed Certificates,     [GRAPHIC OMITTED]
Series 2004-CB5                                     C-BASS[SM]
$425,182,000 (approximate)                          CREDIT-BASED ASSET SERVICING
                                                    AND SECURITIZATION LLC
--------------------------------------------------------------------------------


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
C-BASS Mortgage Loan Asset-Backed Certificates,     [GRAPHIC OMITTED]
Series 2004-CB5                                     C-BASS[SM]
$425,182,000 (approximate)                          CREDIT-BASED ASSET SERVICING
                                                    AND SECURITIZATION LLC
--------------------------------------------------------------------------------


                      Yield Maintenance Agreement Schedule
                      ------------------------------------


--------------------------------------------------------------------------------
                                     Notional
    Pay Date        Pay Period       Schedule      Cap Strike %    Cap Ceiling %
--------------------------------------------------------------------------------
    Aug 2004             1               -               -               -
    Sep 2004             2          419,860,000        6.090           8.088
    Oct 2004             3          413,960,000        6.343           8.084
    Nov 2004             4          407,500,000        6.136           8.080
    Dec 2004             5          400,500,000        6.351           8.075
    Jan 2005             6          392,980,000        6.195           8.070
    Feb 2005             7          385,050,000        6.186           8.064
    Mar 2005             8          376,770,000        6.889           8.058
    Apr 2005             9          368,270,000        6.179           8.051
    May 2005            10          359,600,000        6.390           8.044
    Jun 2005            11          350,760,000        6.160           8.036
    Jul 2005            12          341,760,000        6.370           8.028
    Aug 2005            13          332,630,000        6.139           8.019
    Sep 2005            14          323,370,000        6.127           8.009
    Oct 2005            15          314,010,000        6.509           7.999
    Nov 2005            16          304,580,000        6.270           7.988
    Dec 2005            17          295,110,000        6.486           7.977
    Jan 2006            18          285,610,000        6.359           7.964
    Feb 2006            19          276,110,000        6.345           7.951
    Mar 2006            20          266,620,000        7.987           7.937
    Apr 2006            21          257,350,000        7.324           7.925
    May 2006            22          248,270,000        7.856           7.915
    Jun 2006            23          239,420,000        7.572           7.905
    Jul 2006            24          230,860,000        7.850           7.894
    Aug 2006            25          222,590,000        7.564           7.883
    Sep 2006            26               -               -               -
--------------------------------------------------------------------------------


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
C-BASS Mortgage Loan Asset-Backed Certificates,     [GRAPHIC OMITTED]
Series 2004-CB5                                     C-BASS[SM]
$425,182,000 (approximate)                          CREDIT-BASED ASSET SERVICING
                                                    AND SECURITIZATION LLC
--------------------------------------------------------------------------------


                               Pool Rate Cap Table
                               -------------------


                                     Pool Rate       Pool Rate       Pool Rate
    Pay Date        Pay Period        Cap(1)          Cap(2)          Cap(3)
--------------------------------------------------------------------------------
    Aug 2004             1            15.42%          15.42%          15.42%
    Sep 2004             2             6.47            6.50            8.50
    Oct 2004             3             6.68            6.76            8.50
    Nov 2004             4             6.46            6.56            8.50
    Dec 2004             5             6.67            6.78            8.50
    Jan 2005             6             6.48            6.62            8.50
    Feb 2005             7             6.48            6.62            8.50
    Mar 2005             8             7.17            7.33            8.50
    Apr 2005             9             6.48            6.63            8.50
    May 2005            10             6.69            6.85            8.50
    Jun 2005            11             6.47            6.62            8.50
    Jul 2005            12             6.69            6.84            8.50
    Aug 2005            13             6.47            6.62            8.50
    Sep 2005            14             6.47            6.62            8.50
    Oct 2005            15             6.64            7.01            8.50
    Nov 2005            16             6.43            6.78            8.50
    Dec 2005            17             6.64            7.01            8.50
    Jan 2006            18             6.44            6.89            8.50
    Feb 2006            19             6.44            6.89            8.50
    Mar 2006            20             7.43            8.55            8.55
    Apr 2006            21             6.74            7.90            8.50
    May 2006            22             7.10            8.44            8.50
    Jun 2006            23             6.87            8.17            8.50
    Jul 2006            24             7.10            8.46            8.50
    Aug 2006            25             6.87            8.18            8.50
    Sep 2006            26             6.87            8.50            8.50
    Oct 2006            27             7.10            8.90            8.90
    Nov 2006            28             6.87            8.70            8.70
    Dec 2006            29             7.10            8.99            8.99
    Jan 2007            30             6.88            8.82            8.82
    Feb 2007            31             6.88            8.81            8.81
    Mar 2007            32             7.62            10.10           10.10
    Apr 2007            33             6.88            9.24            9.24
    May 2007            34             7.11            9.63            9.63
    Jun 2007            35             6.92            9.72            9.72
    Jul 2007            36             7.15            10.07           10.07
    Aug 2007            37             6.92            9.74            9.74
    Sep 2007            38             6.92            10.04           10.04
    Oct 2007            39             7.16            10.43           10.43
    Nov 2007            40             6.93            10.17           10.17
    Dec 2007            41             7.16            10.63           10.63
    Jan 2008            42             6.93            10.30           10.30
    Feb 2008            43             6.93            10.29           10.29
    Mar 2008            44             7.41            11.09           11.09
    Apr 2008            45             6.93            10.37           10.37
    May 2008            46             7.16            10.72           10.72
--------------------------------------------------------------------------------

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
C-BASS Mortgage Loan Asset-Backed Certificates,     [GRAPHIC OMITTED]
Series 2004-CB5                                     C-BASS[SM]
$425,182,000 (approximate)                          CREDIT-BASED ASSET SERVICING
                                                    AND SECURITIZATION LLC
--------------------------------------------------------------------------------

                               Pool Rate Cap Table
                               -------------------

                                     Pool Rate        Pool Rate       Pool Rate
    Pay Date        Pay Period         Cap(1)          Cap(2)          Cap(3)
--------------------------------------------------------------------------------
    Jun 2008            47             6.93%           10.49%          10.49%
    Jul 2008            48              7.17            10.85           10.85
    Aug 2008            49              6.94            10.48           10.48
    Sep 2008            50              6.94            10.47           10.47
    Oct 2008            51              7.17            10.81           10.81
    Nov 2008            52              6.94            10.45           10.45
    Dec 2008            53              7.17            10.92           10.92
    Jan 2009            54              6.94            10.56           10.56
    Feb 2009            55              6.94            10.54           10.54
    Mar 2009            56              7.69            11.66           11.66
    Apr 2009            57              6.94            10.52           10.52
    May 2009            58              7.18            10.86           10.86
    Jun 2009            59              6.95            10.55           10.55
    Jul 2009            60              7.18            10.89           10.89
    Aug 2009            61              6.95            10.52           10.52
    Sep 2009            62              6.95            10.51           10.51
    Oct 2009            63              7.18            10.84           10.84
    Nov 2009            64              6.95            10.48           10.48
    Dec 2009            65              7.18            10.82           10.82
    Jan 2010            66              6.95            10.45           10.45
    Feb 2010            67              6.95            10.44           10.44
    Mar 2010            68              7.70            11.54           11.54
    Apr 2010            69              6.96            10.41           10.41
    May 2010            70              7.19            10.74           10.74
    Jun 2010            71              6.96            10.38           10.38
    Jul 2010            72              7.19            10.71           10.71
    Aug 2010            73              6.96            10.35           10.35
    Sep 2010            74              6.96            10.34           10.34
    Oct 2010            75              7.19            10.67           10.67
    Nov 2010            76              6.96            10.31           10.31
    Dec 2010            77              7.20            10.63           10.63
    Jan 2011            78               -                -               -
--------------------------------------------------------------------------------
(1) Assumes that the 1month LIBOR, 6 month LIBOR, and 1 year CMT remain at 1.45%, 1.93% and 2.14% respectively and the cashflows are run at the pricing speed to call.
(2) Assumes that the 1 month, 6 month LIBOR and 1 year CMT instantaneously increase to a rate of 20.00%.
(3) Assumes that the 1 month, 6 month LIBOR and 1 year CMT instantaneously increase to a rate of 20.00% and proceeds are received with respect to the Yield Maintenance Agreement.


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.